UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Zevra Therapeutics, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ZEVRA THERAPEUTICS

2025

PROXY STATEMENT

FOR THE MEETING OF STOCKHOLDERS
TO BE HELD ON [ ], 2025

ZEVRA THERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually On [●], 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of ZEVRA THERAPEUTICS, INC., a Delaware corporation (“Zevra,” the “Company,” “we,” “our” or “us”). The Annual Meeting will be held on [●], 2025, at [●] Eastern Time and will be held virtually on the Internet at http://www.cesonlineservices.com/zvra25_vm for the following purposes:

1.

To elect to the Company’s board of directors (the “Board”) two Class I directors to hold office until the 2028 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025; and

3.	To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

To participate in the Annual Meeting, you must pre-register at [●] by 11:59 PM Eastern time on [●]. Please have your WHITE proxy card, voting instruction form, or other communication containing your control number available and follow the instructions to complete your registration request.

Your vote will be especially important at this year’s Annual Meeting. As you may be aware, Daniel J. Mangless has nominated two nominees, Travis C. Mickle, Ph.D., and Arthur C. Regan (the “Mangless Nominees”) for election as directors at the Annual Meeting on the blue proxy card in opposition to the two Class I director nominees recommended by our Board, Wendy Dixon, Ph.D. and Tamara A. Favorito. The Board does not endorse the Mangless Nominees and recommends that you vote “FOR” the election of Wendy Dixon, Ph.D. and Tamara A. Favorito on the WHITE proxy card. The Board also recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, using the WHITE proxy card.

You may receive a proxy statement, blue proxy card and other solicitation materials from Mr. Mangless. Since Mr. Mangless has the option to choose which of our stockholders will receive his proxy solicitation materials, you may or may not receive them. The Company is not responsible for the accuracy of any information provided by, or relating to, Mr. Mangless or his nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Mr. Mangless or any other statements that Mr. Mangless may otherwise make.

The Board strongly urges you to discard and not to sign or return any blue proxy card sent to you by Mr. Mangless. If you have previously submitted a blue proxy card sent to you by Mr. Mangless, you have every right to change your vote and we strongly urge you to revoke that proxy by voting for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card. You may vote your WHITE proxy card by mail using the postage-paid return envelope enclosed or by voting via the Internet by following the instructions on your WHITE proxy card or WHITE voting instruction form. Only your latest dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement. Even if you would like to elect one or both of the Mangless Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

PLEASE NOTE THAT, THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THERE ARE SEATS UP FOR ELECTION. UNDER “UNIVERSAL PROXY CARD” REQUIREMENTS, THE COMPANY’S WHITE PROXY CARD IS REQUIRED TO LIST THE MANGLESS NOMINEES IN ADDITION TO THE BOARD’S NOMINEES. PLEASE MARK YOUR CARD CAREFULLY AND ONLY VOTE “FOR” THE NOMINEES RECOMMENDED BY OUR BOARD, AND “FOR” PROPOSAL 2.

If you return a properly signed WHITE proxy card voting “FOR” fewer than two director nominees, only the marked nominees will be voted; if you vote “FOR” more than two nominees on your WHITE proxy card, no votes will be cast with respect to the election of any nominees.

We strongly encourage you to read the accompanying proxy statement carefully and to use the enclosed WHITE proxy card to vote for the Board’s nominees, and in accordance with the Board’s recommendations on the other proposal, as soon as possible. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. If you have any questions or require any assistance with voting your shares, please contact Sodali & Co, our proxy solicitor assisting us in connection with the Annual Meeting:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll-Free in North America: (800) 662-5200

Outside of North America Call Collect: (203) 658-9400

Email: ZVRA@info.sodali.com

The record date for the Annual Meeting is [●], 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any continuation, adjournment or postponement thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices.

By Order of the Board of Directors

RAHSAAN W. THOMPSON

Chief Legal Officer, Secretary and

Compliance Officer

Celebration, FL

[●], 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON [●], 2025

This Proxy Statement and our 10-K for the year ended

December 31, 2024, are available at

https://www.viewourmaterial.com/ZVRA/

This Notice of the Annual Meeting is not a form for voting and presents only an overview of the important information contained in the accompanying Proxy Statement and Annual Report on Form 10-K, which are available on the Internet at the address above. Please review the proxy materials before voting.

You are cordially invited to attend the meeting virtually on the Internet. Whether or not you expect to attend the meeting, please vote by returning your WHITE proxy card, over the telephone, or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you will still be able to change your vote virtually during the meeting if you attend. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

If you plan to attend the meeting virtually, please follow the registration instructions as outlined in the Proxy Statement accompanying this Notice.

FORWARD-LOOKING STATEMENTS

Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “estimates,” “forecast” and similar words or expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our business plans, strategies and initiatives, and our corporate governance initiatives, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other important factors, some of which are beyond our control and are difficult to predict. These forward-looking statements are based on information currently available to us and our current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024, and our other filings with the Securities and Exchange Commission (the “SEC”). Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD VIRTUALLY ON [●], 2025, AT [●] EASTERN TIME

ZEVRA THERAPEUTICS, INC.

1180 Celebration Boulevard, Suite 103

Celebration, FL 34747

QUESTIONS AND ANSWERS ABOUT THESE

PROXY MATERIALS AND VOTING

WHY DID I RECEIVE THESE PROXY MATERIALS?

The Board of Directors (the “Board”) of Zevra Therapeutics, Inc. (sometimes referred to as “us,” “we,” the “Company” or “Zevra”) is soliciting your proxy to vote at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”), including at any continuation, adjournments or postponements of the Annual Meeting.

These proxy materials also include a WHITE proxy card for the Annual Meeting. WHITE proxy cards are being solicited on behalf of the Board. The Company’s proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and provide updated information about the Company that you should consider in order to make an informed decision when voting your shares.

We intend to mail these proxy materials on or about [●], 2025 to all stockholders of record entitled to vote at the Annual Meeting.

WHAT AM I VOTING ON?

The following matters scheduled for a vote:

•

Election of two Class I directors to the Company’s Board to hold office until the 2028 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified (Proposal 1); and

•

Ratification of the appointment by the audit committee of the Board (the “Audit Committee”) of Ernst & Young LLP (“EY”) as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 (Proposal 2).

WHAT ARE THE BOARD’S VOTING RECOMMENDATIONS?

The Board recommends that you vote your shares as follows by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope:

•

“FOR” the election of Wendy Dixon, Ph.D. and Tamara A. Favorito to the Company’s Board as Class I directors to hold office until the 2028 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified (Proposal 1); and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 (Proposal 2).

WILL OTHER CANDIDATES BE NOMINATED FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING IN OPPOSITION TO THE BOARD’S NOMINEES?

Yes. Daniel J. Mangless has notified the Company that he intends to nominate two nominees (the “Mangless Nominees”) for election as directors at the Annual Meeting in opposition to the two Class I director nominees recommended by our Board. The Board does not endorse any of the Mangless Nominees. If you have previously submitted a blue proxy card sent to you by Mr. Mangless, you have every right to change your vote and we strongly urge you to revoke that proxy by voting for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope. Only your latest dated proxy will be counted. Even if you would like to elect one or both of the Mangless Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

IS THE COMPANY USING A UNIVERSAL PROXY CARD IN CONNECTION WITH VOTING AT THE ANNUAL MEETING?

Yes. SEC rules require the use of a universal proxy card in contested director elections. These universal proxy rules are applicable to the Annual Meeting. The Board’s nominees and the Mangless Nominees will be included on the universal proxy card. Each of the Company and Mr. Mangless will use its own version of a universal proxy card containing the names of both the Board’s nominees and the Mangless Nominees. Although the Company is required to include all nominees for election on its universal proxy card, the Company does NOT endorse any of the Mangless Nominees and strongly recommends you use the Company’s WHITE proxy card to vote.

THE BOARD RECOMMENDS A VOTE “FOR” OUR BOARD’S NOMINEES LISTED ON THE ENCLOSED WHITE PROXY CARD.

The Board strongly urges you to discard and NOT to sign or return any blue proxy card sent to you by Mr. Mangless. Even if you would like to elect one or both of the Mangless Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

How many nominees can be elected as directors at the Annual Meeting?

Only two nominees can be elected to the Board at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

The Board does not intend to present any business at the Annual Meeting other than the proposals described in this proxy statement. The Company has omitted from this preliminary proxy statement two Rule 14a-8 stockholder proposals. As detailed in separate no-action requests submitted by the Company to the Staff of the SEC, the Company believes that both stockholder proposals are excludable under SEC rules. If the SEC concurs with the Company that these proposals may be properly excluded from the Company’s proxy statement under Rule 14a-8 of the Exchange Act, the Company will exclude such proposals from its definitive proxy statement. The Board is not aware of any other business to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Why might I be receiving proxy materials from Mr. Mangless?

As further described in the “Background of the Solicitation” section of this Proxy Statement, on February 7, 2025, Mr. Mangless notified the Company that he is nominating the Mangless Nominees for election as directors at the Annual Meeting in opposition to the two Class I director nominees recommended by the Board. The Company’s WHITE proxy card therefore includes the names of the purported Mangless Nominees. The Board does not endorse the Mangless Nominees and recommends that you vote “FOR” the election of the two nominees proposed by the Board.

You may receive a proxy statement, blue proxy card and other solicitation materials from Mr. Mangless. Since Mr. Mangless has the option to choose which of our stockholders will receive his proxy solicitation materials, you may or may not receive them. The Company is not responsible for the accuracy of any information provided by, or relating to, Mr. Mangless or his nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Mr. Mangless or any other statements that Mr. Mangless may otherwise make.

The Board strongly urges you to discard and not to sign or return any blue proxy card sent to you by Mr. Mangless. A vote to withhold with respect to either of the Mangless Nominees on Mr. Mangless’ proxy card will revoke any WHITE proxy card or WHITE voting instruction form you may have previously submitted. This means that, if you have submitted a validly executed proxy on the Company’s WHITE proxy card voting “FOR” the nominees recommended by the Board but later submit a validly executed proxy on Mr. Mangless’ blue proxy card withholding your votes from the Mangless Nominees, your prior vote in favor of the nominees recommended by the Board will not be counted. If you have previously submitted a blue proxy card sent to you by Mr. Mangless, you have every right to change your vote and we strongly urge you to revoke that proxy by voting for the Board’s nominees and on the other matter to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope or by voting via the Internet by following the instructions on your WHITE proxy card or WHITE voting instruction form.

Only your latest dated proxy will be counted. Even if you would like to elect one or both of the Mangless Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares of common stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of common stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive a WHITE voting instruction form directly from your broker, bank or other nominee. It is important that you complete, sign, date and return each WHITE proxy card or WHITE voting instruction form you receive, or vote using the telephone, or by using the Internet as described in the instructions included herein and on your WHITE proxy card(s).

As noted above, you also may receive materials, including a proxy statement and blue proxy card from Mr. Mangless.

If I want to vote for one or both of the Mangless Nominees, can I use the WHITE proxy card?

Yes, if you would like to elect one or both of the Mangless Nominees, we strongly recommend that you use the Company’s WHITE proxy card to do so. As further described below under “Can I change my vote after submitting my proxy?”, voting on the blue proxy card will revoke any WHITE proxy card you may have previously submitted.

What happens if Mr. Mangless withdraws or abandons his solicitation or fails to comply with the universal proxy rules and I already granted proxy authority in favor of Mr. Mangless?

Stockholders are encouraged to submit their votes on the WHITE proxy card or WHITE voting instruction form. If Mr. Mangless withdraws or abandons his solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE proxy card or WHITE voting instruction form. If Mr. Mangless withdraws or abandons his solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Mangless Nominees will be disregarded and will not be counted, whether such vote is provided on the Company’s WHITE proxy card or WHITE voting instruction form or Mr. Mangless’ blue proxy card.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date or holders of a valid proxy will be entitled to vote at the Annual Meeting. On the Record Date, there were [●] shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, over the telephone, or on the Internet as instructed below or return the enclosed WHITE proxy card we may mail to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If at the close of business on the Record Date, your shares were held in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account using a WHITE voting instruction form. It is important that you complete, sign, date and return each WHITE voting instruction form you receive, or vote using the telephone, or by using the Internet as described in the instructions included on your WHITE voting instruction form. You are also invited to attend the Annual Meeting by registering to attend in accordance with the instructions provided below. However, since you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid legal proxy, in PDF or Image (gif, jpg, or png) file format, from your broker, bank or other nominee.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own at the close of business on the Record Date.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy over the telephone, vote by proxy online, or vote by proxy using and mailing the enclosed WHITE proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting by following the instructions described below and vote online during the Annual Meeting, even if you have already voted by proxy. Here are the details for each method of voting:

•

To vote over the telephone prior to the Annual Meeting, dial the toll-free number on your WHITE proxy card using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number on your enclosed WHITE proxy card. Your telephone vote must be received by [●] Eastern Time on [●], 2025, to be counted.

•

To vote online prior to the Annual Meeting, go to the website on your WHITE proxy card to complete an electronic proxy card. You will be asked to provide the company number and control number on your enclosed WHITE proxy card. Your Internet vote must be received by [●] Eastern Time on [●], 2025, to be counted.

•	To vote by mail prior to the Annual Meeting, simply complete, sign and date the enclosed WHITE proxy card and return it promptly in the envelope provided.

•	To vote online during the Annual Meeting, you must pre-register at http://www.cesonlineservices.com/zvra25_vm by [●] Eastern time on [●].

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a WHITE voting instruction form from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. Prior to the Annual Meeting, you will be able to vote by mail, via the Internet or by telephone. You may also obtain a “legal proxy” from your broker, bank or other nominee and register in advance to attend and vote at the Annual Meeting by following the instructions described below. Even if you wish to attend the Annual Meeting, we urge you to vote your shares in advance of the Annual Meeting by following the instructions on your WHITE voting instruction form.

Certain of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you submit every WHITE proxy card or WHITE voting instruction form you receive.

If you have obtained a legal proxy and wish to participate in the Annual Meeting, you must pre-register at http://www.cesonlineservices.com/zvra25_vm by [●] Eastern time on [●].

Mr. Mangless has notified the Company that he intends to file his own proxy statement with the SEC in connection with the solicitation of proxies from stockholders of the Company. Accordingly, you may receive solicitation materials from Mr. Mangless seeking your proxy to vote in favor of the Mangless Nominees. If you do receive any materials other than from the Company, our Board strongly urges you to discard and NOT to sign or return any proxy card sent to you by Mr. Mangless even if Mr. Mangless’ blue proxy card provides an option to vote for the Board’s nominees. Our Board recommends you vote “FOR” the Board’s two nominees by submitting the enclosed WHITE proxy card. Even if you would like to elect one or both of the Mangless Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

What happens if I do not vote or if I return my proxy card but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date and do not vote prior to the Annual Meeting online, by telephone, by completing and returning your WHITE proxy card, or during the Annual Meeting online, your shares will not be voted.

If you return a signed and dated WHITE proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

•	“FOR” the election of the Board’s two nominees for director; and

•	“FOR” the ratification of the appointment by the Audit Committee of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

If any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will vote in accordance with their judgment on such matters.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner and do not instruct your broker, bank or other nominee how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered a “routine” matter. Brokers, banks, and other nominees generally can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

Proposal 1 is considered to be “non-routine,” meaning that your broker, bank or nominee may not vote your shares on this proposal in the absence of your voting instructions. These unvoted shares are counted as “broker non-votes.”

Typically, Proposal 2 is considered to be a “routine” matter. Accordingly, typically, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee that holds your shares, your broker, bank or other nominee generally has discretionary authority to vote your shares on this proposal. However, to the extent that Mr. Mangless provides a blue proxy card or voting instruction form to stockholders who hold their shares in “street name,” Proposal 2 included in this proxy statement will be a “non-routine” matter with respect to such stockholders, and brokers will not have discretionary voting authority to vote on either of the proposals presented at the Annual Meeting. If, however, Mr. Mangless does not provide a blue proxy card or voting instruction form to certain stockholders who hold their shares in “street name,” then Proposal 2 would be considered to be a “routine” matter with respect to those stockholders, and such stockholders’ broker, bank or other nominee would be able to vote upon the matter if the stockholders do not provide them with specific voting instructions. However, in that event, it is possible that a broker may choose not to exercise discretionary authority with respect to Proposal 2 and not vote on your behalf with respect to such proposal.

What happens if I return a WHITE proxy card but give voting instructions for fewer than two candidates?

An undervote is an instance in which a stockholder returns a proxy card in a director election contest but does not exercise a vote with respect to all the seats up for election at the Annual Meeting. To the extent an undervote (i.e., voting “FOR” with respect to fewer than the two nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, the shares will only be voted “FOR” that nominee so marked.

If you are a beneficial holder and you vote “FOR” fewer than two nominees on your WHITE voting instruction form (i.e., an undervote), your votes on the election of directors will only be voted “FOR” the nominee you have so marked.

What happens if I return a WHITE proxy card but give voting instructions for more than two candidates?

An overvote is an instance in which a stockholder returns a proxy card in a director election contest but exercises a vote “FOR” more than the available seats up for election at the Annual Meeting. To the extent an overvote (i.e., voting “FOR” with respect to more than the two nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, such votes on the election of directors will be invalid and will not be counted.

If you are a beneficial holder and you vote “FOR” more than two nominees on your WHITE voting instruction form (i.e., an overvote), your votes on the election of directors will be invalid and will not be counted. In addition, depending on the broker, bank or other nominee through which you hold your shares, your votes on all other proposals before the Annual Meeting may also be invalid and not counted.

PLEASE CAREFULLY REVIEW THE INSTRUCTIONS PROVIDED BY YOUR BROKER, BANK OR OTHER NOMINEE.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•

You may grant a subsequent proxy by telephone, by dialing the toll-free number on your WHITE proxy card and following the recorded instructions. You will be asked to provide the company number and control number on your enclosed WHITE proxy card. Your telephone vote must be received by [●] Eastern Time on [●], 2025, to be counted.

•

You may grant a subsequent proxy online by going to the website on your WHITE proxy card to complete an electronic proxy card. You will be asked to provide the company number and control number on your enclosed WHITE proxy card. Your Internet vote must be received by [●] Eastern Time on [●], 2025, to be counted.

•	You may submit another properly completed WHITE proxy card with a later date. Your proxy card must be received by [●] Eastern Time on [●], 2025, to be counted.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747.

•	You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting without voting will not, by itself, revoke your proxy.

•	Your latest dated proxy card, telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. In most cases, you will be able to do this by mail, via the Internet or by telephone.

A vote to withhold with respect to either of the Mangless Nominees on Mr. Mangless’ blue proxy card or voting instruction form will revoke any WHITE proxy card or WHITE voting instruction form you may have previously submitted. If you have previously submitted a vote for the Mangless Nominees on the blue proxy card sent to you by Mr. Mangless, you have every right to change your vote and we strongly urge you to revoke that proxy by voting “FOR” our Board’s nominees by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope or by voting via the Internet by following the instructions on your WHITE voting instruction form. Only your latest dated proxy will be counted. Even if you would like to elect one or both of the Mangless Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

How do I attend the Annual Meeting?

In order to attend the Annual Meeting, you must register in advance.

Registering to Attend the Annual Meeting—Stockholders of Record

If you were a stockholder of record as of the close of business on the Record Date, you may register to attend the Annual Meeting prior to the deadline of [●], 2025 at [●] Eastern Time by going to www.cesonlineservices.com/zvra25_vm and entering the control number provided on your WHITE proxy card.

If you do not have your WHITE proxy card, you may still register to attend the Annual Meeting by going to www.cesonlineservices.com/zvra25_vm, but you will need to provide proof of ownership of shares of Common Stock as of the Record Date during the registration process. Such proof of ownership may include a copy of your WHITE proxy card received from the Company or blue proxy card received from Mr. Mangless, or a statement showing your ownership as of the Record Date.

Registering to Attend the Annual Meeting—Beneficial Owners

If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you may register to attend the Annual Meeting prior to the deadline of [●], 2025 at [●] Eastern Time by going to www.cesonlineservices.com/zvra25_vm and providing evidence during the registration process that you beneficially owned shares of Common Stock as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement, or a letter or legal proxy from such broker, bank or other nominee.

After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.

Although the meeting webcast will begin at [●] Eastern Time on [●], 2025, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered stockholders beginning at [●] Eastern Time on the day of the meeting. All stockholders who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting.

Stockholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast. In the event of any technical disruptions that prevent the chairperson of the Annual Meeting from hosting the Annual Meeting within 30 minutes of the date and time set forth above, the meeting may be adjourned or postponed in the chairperson’s discretion.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the WHITE proxy card. Additional information and our proxy materials can also be found at by going to www.viewourmaterial.com/ZVRA. If you have any difficulty following the registration process, please email ZVRA@info.sodali.com.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. At the close of business on the Record Date, there were [●] shares outstanding and entitled to vote. Thus, the holders of [●] shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy by telephone, Internet or proxy card (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the Annual Meeting. Abstentions, withhold votes, and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date to permit the further solicitation of proxies.

Why are you holding a virtual meeting instead of a physical meeting?

We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the Annual Meeting since our stockholders can participate from any location around the world with Internet access.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We and our directors (including our director nominees), as well as other persons who solicit proxies on our behalf are considered to be “participants” in this proxy solicitation under applicable SEC regulations. Please refer to Annex A, Supplemental Information Regarding Participants in the Company’s Solicitation of Proxies, for information about our directors (including our director nominees) as well as information about certain of our executive officers and other employees who may solicit proxies on our behalf. Other than the persons described in Annex A, none of our employees will be employed to solicit proxies. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of our solicitation of proxies. For example, in addition to these proxy materials, our directors and employees may solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

We have retained Sodali & Co to aid in the solicitation of proxies and related advisory services, for a fee of up to approximately $[●], plus reimbursement of expenses. We may incur additional fees if we request additional services. Sodali & Co estimates that approximately [●] of its employees will assist in our proxy solicitation. We will request brokers, banks, or other nominees in whose names shares of common stock are registered to furnish to the beneficial holders this proxy statement and the WHITE proxy card, and any other materials related to the Annual Meeting, including our Annual Report on Form 10-K for the year ended December 31, 2024, and, upon request, we will reimburse such brokers, banks, or other nominees for their out-of-pocket and reasonable expenses in connection therewith. Other than the fee paid to Sodali & Co, as described above, our expenses in connection with our solicitation of proxies, excluding normal expenses related to a non-contested solicitation of proxies and excluding salaries and wages of our officers and regular employees, are expected to aggregate to approximately $[●]. None of the estimated solicitation costs have been expended to date.

How are votes counted?

Votes will be counted by the independent inspector of election appointed for the Annual Meeting.

What are “broker non-votes”?

Broker non-votes occur when brokers, banks, or other nominees do not have discretionary voting authority to vote certain shares held in “street name” on particular non-routine proposals and the beneficial owner of those shares has not instructed the broker, bank or other nominee to vote on those proposals.

How many votes are needed to approve each proposal and what is the effect of withhold votes, abstentions and broker non-votes?

The following table summarizes the minimum vote needed to approve each proposal and the effect of withhold votes, abstentions and broker non-votes.

Proposal #	Proposal Description	Vote Required for Approval	Effect of Votes Withheld or Abstentions	Effect of Broker Non-Votes

1	Election of Directors (1) (3)	The plurality of the votes of the holders of shares present and entitled to vote on the proposal. The two nominees receiving the most “FOR” votes will be elected as Class I directors.	Votes withheld will not be counted as votes cast and will have no effect. Abstentions are not applicable.	Broker non-votes will have no effect.(3)

2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025 (2)	“FOR” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter will ratify the appointment.	Abstentions will have the same effect as votes “AGAINST” this proposal.	(2)

(1)	The Board does not endorse the Mangless Nominees and recommends that you vote “FOR” the election of the two nominees proposed by the Board.

(2)

Typically, this proposal is considered to be a “routine” matter and we would not expect any broker non-votes. Typically, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee that holds your shares, your broker, bank or other nominee generally has discretionary authority to vote your shares on this proposal. However, to the extent that Mr. Mangless provides a blue proxy card or voting instruction form to stockholders who hold their shares in “street name,” Proposal 2 included in this proxy statement will be a “non-routine” matter with respect to such stockholders, and brokers will not have discretionary voting authority to vote on either of the proposals presented at the Annual Meeting. If, however, Mr. Mangless does not provide a blue proxy card or voting instruction form to certain stockholders who hold their shares in “street name,” then Proposal 2 would be considered to be a “routine” matter with respect to those stockholders, and such stockholders’ broker, bank or other nominee would be able to vote upon the matter if the stockholders do not provide them with specific voting instructions. However, in that event, it is possible that a broker may choose not to exercise discretionary authority with respect to Proposal 2. In that case, if you do not instruct your broker how to vote with respect to Proposal 2, your broker may not vote with respect to such proposal. To the extent there are broker non-votes, they will have no effect on Proposal 2. Therefore, we encourage you to instruct your broker, bank or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

(3)

Whether or not Mr. Mangless provides a blue proxy card or voting instruction form to stockholders who hold their shares in “street name,” Proposal 1 is considered to be a “non-routine” matter, meaning that your broker, bank or nominee will not have discretionary voting authority to vote your shares on such proposal if you do not provide them with specific voting instructions.

How can I find out the results of the voting at the Annual Meeting?

Because this is a contested election, we do not intend to announce voting results during the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Stockholders who intend to have a proposal considered for inclusion in next year’s proxy materials for presentation at our 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing by [●], 2025, to our Corporate Secretary at 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747. If you wish to submit a proposal (including a director nomination) for presentation at the Annual Meeting that is not to be included in next year’s proxy materials, you must do so by [●], 2026, but no earlier than [●], 2025; provided, however that if next year’s annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after [●], 2026, your proposal must be submitted (i) not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting; or if later, (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.

BACKGROUND OF THE SOLICITATION

Since at least February 2020, as part of the Company’s ongoing investor relations and stockholder engagement activities, the Company’s management has maintained regular dialogue with Mr. Mangless, including in the months leading up to our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), at which Mr. Mangless nominated three nominees for election as directors (Messrs. Bode, Calder, and Watton) and submitted a stockholder proposal. A detailed description of our communications with Mr. Mangless (through March 15, 2023) and other background information for our 2023 Annual Meeting was provided in our definitive proxy statement filed with the SEC on March 15, 2023 under “Background Of The Solicitation” and is incorporated by reference herein. Mr. Mangless’ nominees were elected at the 2023 Annual Meeting, replacing three incumbent directors, including Richard Pascoe, our then Chief Executive Officer. Summaries of our subsequent communications with Mr. Mangless and certain related matters are set forth below.

On May 3, 2023, Matthew R. Plooster and Joseph B. Saluri, each a director of Zevra at that time, notified the Board that they did not intend to stand for re-election at the Company’s 2024 annual meeting of stockholders. Mr. Plooster and Mr. Saluri informed the Board that they intended to resign as soon as the Board found candidates to fill the vacancies their resignations would create.

On May 5, 2023, Richard W. Pascoe resigned as the Company’s Chief Executive Officer, effective as of June 1, 2023.

On May 13, 2023, the Board appointed Christal M. M. Mickle, Zevra’s then Chief Development Officer, as Zevra’s interim President and Chief Executive Officer and designated Ms. Mickle as Zevra’s principal executive officer. Ms. Mickle is the co-founder of KemPharm, Inc., the predecessor of Zevra, and Dr. Travis Mickle’s ex-wife. In February 2023, the Company changed its name to Zevra Therapeutics, Inc. to reflect the Company’s intensified focus and dedication to developing transformational, patient-focused therapies for rare diseases with limited or no treatment options.

On August 7, 2023, Thomas D. Anderson was appointed to the Board, following a recommendation from the Nominating and Corporate Governance Committee and after being initially identified through a third-party search firm. On the same day, Matthew R. Plooster resigned from his position as a director, as he had previously indicated he would do.

On October 10, 2023, Neil F. McFarlane, who was identified through a third-party search firm, joined Zevra as the Company’s President, Chief Executive Officer, and a director, replacing Ms. Mickle as principal executive officer. Ms. Mickle continued to serve in her role as Chief Development Officer. On the same day, Joseph B. Saluri resigned from his position as a director, as he had previously indicated he would do.

On October 12, 2023, Mr. McFarlane, along with, R. LaDuane Clifton, the Company’s Chief Financial Officer and Treasurer, and Nichol Ochsner, the Company’s Vice President of Investor Relations and Corporate Communications, met with Mr. Mangless via teleconference to introduce Mr. McFarlane as the newly appointed Chief Executive Officer.

On October 22, 2023, Mr. McFarlane and Ms. Ochsner met with Mr. Mangless via teleconference to discuss Mr. Mangless’ concerns with the Company’s operations, including his desire for Dr. Travis Mickle, the Company’s former Chief Executive Officer, President, director, and co-founder, to work in a science-focused role with the Company. Dr. Mickle had resigned as the Company’s Chief Executive Officer, effective as of January 6, 2023, and as a director and the President of the Company, effective as of the date of the 2023 Annual Meeting. Dr. Mickle entered into a Transition Agreement and a Consulting Agreement in connection with his resignation, and continued to provide consulting services to the Company until October 31, 2024. Mr. Mangless additionally sought the Company to reimburse him for his expenses in connection with his solicitation of proxies for the proxy contest he initiated in connection with the 2023 Annual Meeting.

On October 25, 2023, Mr. McFarlane met with Dr. Mickle over lunch for an introductory meeting to discuss the Company’s background as well as Dr. Mickle’s consulting arrangement with the Company.

On November 1, 2023, Mr. McFarlane met with Dr. Mickle via teleconference to discuss the consulting arrangement with the Company and the status of certain deliverables.

On December 28, 2023, Dennis Elko, a stockholder of the Company, sent an email to John B. Bode, a current director of the Company and chair of the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”), with suggestions to improve the Company’s corporate governance, including with respect to the Board’s classified structure. Mr. Elko also expressed his disappointment that Mr. Mangless had not been reimbursed for his expenses by the Company in connection with his solicitation of proxies for the proxy contest Mr. Mangless initiated in connection with the 2023 Annual Meeting. Finally, Mr. Elko noted that he was impressed with a recent interview of Mr. McFarlane with Genetic Engineering & Biotechnology News. Mr. Bode responded to Mr. Elko’s email thanking him for being a stockholder of the Company and sharing his perspective.

On January 20, 2024, Alvin Shih, M.D. was appointed as a director, following a recommendation from the Nominating and Corporate Governance Committee, after being initially identified through a third-party search firm.

Seven of the Company’s eight current directors joined the Board on or after the 2023 Annual Meeting, inclusive of the three directors Mr. Mangless nominated for election at the 2023 Annual Meeting.

On January 22, 2024, Mr. McFarlane met with Dr. Mickle for dinner to discuss his consulting arrangement with the Company and the status of certain deliverables.

On March 13, 2024, Mr. McFarlane met with Dr. Mickle via teleconference to discuss the consulting arrangement with the Company and the status of certain deliverables. Dr. Mickle expressed support for the Company’s strategic direction and management’s execution. Dr. Mickle also indicated he had no interest in serving as a director unless specifically invited to do so.

On March 22, 2024, Mr. McFarlane, Mr. Clifton, and Mr. Bode met via teleconference with Mr. Elko, Mr. Mangless and Ryan Ball, a stockholder of the Company, to discuss questions raised by Mr. Elko, Mr. Mangless, and Mr. Ball in relation to the Company’s compensation and corporate governance practices.

On April 8, 2024, following requests from Mr. Elko, Mr. Clifton sent an email to Mr. Elko, copying Mr. Mangless, Mr. Ball, Mr. McFarlane, Mr. Clifton, Mr. Bode, and Tamara A. Favorito, a current director, Board Chair, and chair of the audit committee, as well as a nominee recommended by the Board for re-election at the Annual Meeting.

On June 25, 2024, Rahsaan W. Thompson was appointed as Chief Legal Officer, Secretary and Compliance Officer, and Alison Peters was appointed as Chief People Officer.

On September 20, 2024, Dr. Mickle received performance-based restricted stock units pursuant to the terms of his consulting arrangement.

On October 23, 2024, Mr. Mangless sent an email to Mr. Bode expressing satisfaction with the Board’s choice of Mr. McFarlane as the Company’s Chief Executive Officer. Mr. Mangless reiterated his previous suggestion that the Company strengthen its relationship with Dr. Mickle to enhance the LAT® (Ligand Activated Therapy) platform pipeline and shared suggestions for corporate governance, including declassifying the Board and increasing the diversity of the Board. Mr. Mangless also noted he was in favor of the Board nominating Dr. Mickle to replace Ms. Favorito at the Annual Meeting, should the Board not increase in size.

On or about October 26, 2024, Mr. Bode called Mr. Mangless to acknowledge Mr. Mangless’ October 23, 2024 email and note that the Company’s management and Board would require time to appropriately review Mr. Mangless’ email before formally responding. Mr. Mangless confirmed via telephone that he was fine with Mr. Bode’s proposed approach.

On October 31, 2024, Dr. Mickle’s consulting arrangement with the Company ended.

During October and November of 2024, Mr. Clifton held several teleconferences with Dr. Mickle via teleconference on several occasions to discuss Dr. Mickle’s potential purchase of laboratory equipment from the Company following the Company’s closure of its laboratory facilities in Iowa and Virginia. The Company ultimately sold the lab equipment to a different third-party buyer.

On November 11, 2024, Mr. Clifton met with Dr. Mickle via teleconference following the conclusion of Dr. Mickle’s consulting arrangement with the Company. Dr. Mickle noted that he was glad to be working on his own and looking forward to working on other projects.

On December 2, 2024, in connection with organizational changes designed to accelerate its transformation into a leading rare disease company, Zevra notified Christal M.M. Mickle, the Company’s then Chief Development Officer, that she would no longer serve in such role, effective as of December 6, 2024.

On December 30, 2024, Rahsaan W. Thompson, the Company’s Chief Legal Officer, Secretary and Compliance officer, sent an introductory email to Mr. Mangless responding to Mr. Mangless’ October 23, 2024 email to Mr. Bode. Mr. Thompson noted that the Nominating and Corporate Governance Committee actively manages Board composition through succession planning, that such committee evaluates the need for the expansion of the Board to align expertise with strategic objectives while maintaining strong governance, and that Ms. Favorito was elected as chair of the Board on the date of the 2023 Annual Meeting. Mr. Thompson further noted that the Nominating and Corporate Governance Committee was reviewing the Company’s classified board structure. Mr. Thompson discussed how MIPLYFFA’s approval reflects the Company’s collective organizational efforts as well as the evolution of the Company’s strategy beyond the LAT® platform to align with market opportunities and enhance stockholder value. Mr. Thompson reiterated that he welcomed continued discussion.

On February 7, 2025, Tom DeBoom of Simmons Perrine Moyer Bergman PLC, counsel to Mr. Mangless, sent an email to Mr. Thompson, copying Mr. Bode and Mr. Mangless, and attaching a letter to the Company, providing notice of Mr. Mangless’ intent to nominate Dr. Mickle and Arthur C. Regan, a stockholder of the Company and the founder of the proxy solicitation firm Mr. Mangless’ hired in connection with the 2023 Annual Meeting, as the two Mangless Nominees, to stand for election to the Board at the Annual Meeting (the “Mangless Nomination”). A physical copy of the letter was subsequently delivered to the Company.

On February 18, 2025, Mr. Thompson sent an email to Mr. Mangless and Dr. Mickle, copying Mr. McFarlane, Mr. DeBoom, and Mr. Bode, suggesting the scheduling of a teleconference with Mr. Mangless and Dr. Mickle to discuss the Mangless Nomination. On February 19, 2025, Mr. DeBoom responded to Mr. Thompson’s email and indicated that Mr. Mangless and Dr. Mickle had requested that Mr. DeBoom initially meet with Mr. Thompson and Mr. McFarlane, without Mr. Mangless and Dr. Mickle present.

On February 20, 2025, the Board held a special meeting to discuss the Mangless Nomination, including the Board’s willingness to engage with Mr. Mangless and to seek a settlement and the terms to be discussed with Mr. Mangless in exchange for his agreement to withdraw the Mangless Nomination. Following the discussion, the Board directed Mr. McFarlane and Mr. Thompson to reach out to Mr. Mangless in an attempt to understand his reasons for nominating the Mangless Nominees for election at the Annual Meeting, to solicit any ideas and/or strategies he would recommend for the Board to consider, or any specific concerns he had with the Company or the operation of its business, and asked that they report back to the Board.

On February 25, 2025, Mr. Thompson emailed Mr. DeBoom in response to Mr. DeBoom’s February 18, 2025 correspondence and provided his availability for a teleconference among Mr. Thompson, Mr. DeBoom and a representative of the Company’s counsel, Latham & Watkins LLP. On February 25, 2025, Mr. DeBoom responded to Mr. Thompson via email and agreed to meet via teleconference on February 27, 2025, and Mr. Thompson responded to confirm the meeting.

On February 27, 2025, Mr. Thompson and a representative of Latham & Watkins LLP met with Mr. DeBoom via teleconference regarding, among other things, the Mangless Nomination.

On February 28, 2025, Mr. DeBoom sent an email to Mr. Thompson, copying a representative of Latham & Watkins LLP, offering to arrange a videoconference with Mr. Mangless, Dr. Mickle, and Mr. McFarlane. Mr. DeBoom noted that Mr. Mangless and Dr. Mickle were comfortable either with or without any of Mr. Thompson, a representative of Latham & Watkins LLP, and Mr. DeBoom present on the call. Mr. Thompson responded that same day and the videoconference was scheduled for March 4, 2025.

On March 4, 2025, Mr. McFarlane, Mr. Thompson and a representative of Latham & Watkins LLP met with Mr. Mangless, Dr. Mickle and Mr. DeBoom via videoconference regarding, among other things, the Mangless Nomination.

On March 5, 2025, Dr. Mickle emailed Mr. Bode, informing him that he and Mr. Mangless would be forwarding a proposal that had been sent to the Company. Later that day, Mr. DeBoom sent an email to Mr. Thompson, copying a representative of Latham & Watkins LLP, outlining that Mr. Mangless would be open to discussing a path forward whereby the Company would nominate Dr. Mickle and another qualified candidate selected by the Board to stand for election to the Board at the Annual Meeting, in place of the two incumbent directors whose terms were set to expire at the Annual Meeting, and Mr. Mangless would consider withdrawing the Mangless Nomination (the “Mangless Offer”).

On March 12, 2025, the Board held a special meeting to discuss the Mangless Nomination and the Mangless Offer, including the Board’s willingness to accept Dr. Mickle as a nominee to stand for election to the Board at the Annual Meeting. Following discussion, the Board voted not to accept the Mangless Offer and not to agree to nominate Dr. Mickle for election to the Board at the Annual Meeting.

On March 20, 2025, Mr. Thompson contacted Mr. DeBoom by telephone to coordinate a follow-up meeting. That same day, Mr. DeBoom emailed Mr. Thompson and a representative of Latham & Watkins LLP to schedule a teleconference. Mr. Thompson responded via email that same day and arranged for a March 21, 2025 teleconference meeting.

On March 21, 2025, Mr. McFarlane, Mr. Thompson, and a representative of Latham & Watkins LLP met with Mr. DeBoom, Mr. Mangless, and Dr. Mickle via teleconference to discuss the Board’s rejection of the Mangless Offer. Following the meeting, Mr. DeBoom contacted Mr. Thompson via telephone and proposed that in exchange for Mr. Mangless’ agreement to withdraw the Mangless Nomination, the Board would nominate and support Dr. Mickle as well as one additional qualified candidate selected by the Board, in each case to stand for election to the Board at the Annual Meeting. Mr. DeBoom expressed that Mr. Mangless would support the Board’s qualified nominee, including either of Ms. Favorito or Wendy Dixon, Ph.D. (the two incumbent directors whose terms were set to expire at the Annual Meeting and who are nominated by the Board for re-election at the Annual Meeting), provided that the Board also supports Dr. Mickle (the “Updated Mangless Offer”). Following discussion, the Board voted not to accept the Updated Mangless Offer and not to agree to nominate Dr. Mickle for election to the Board at the Annual Meeting

On March 21, 2025, Mr. DeBoom sent an email to Mr. Thompson, copying a representative of Latham & Watkins LLP, to reiterate the Updated Mangless Offer.

On March 24, 2025, the Board held a meeting to discuss the Mangless Nomination, Mangless Offer, and Updated Mangless Offer. Following discussion, the Board voted to decline both the Mangless Offer and the Updated Mangless Offer and proceed with the nomination of Wendy Dixon, Ph.D. and Tamara Favorito as its Class I director nominees for the Annual Meeting.

On March 24, 2025, Mr. Thompson sent an email to Mr. DeBoom, copying a representative of Latham & Watkins LLP, providing Mr. Mangless with the required notification of the Company’s nominees for election at the Annual Meeting, Ms. Favorito and Dr. Dixon, pursuant to Rule 14a-19(d) under the Exchange Act.

Other than as noted above, as of the date hereof, the Company has not received any correspondence regarding the Mangless Nomination, the Mangless Offer, or the Updated Mangless Offer.

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, will serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board presently has eight members. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2028 annual meeting of stockholders; Class II, whose term will expire at the 2026 annual meeting of stockholders; and Class III, whose term will expire at the 2027 annual meeting of stockholders. The current Class I directors are Wendy Dixon, Ph.D. and Tamara A. Favorito; the current Class II directors are John B. Bode, Douglas W. Calder, and Corey Watton; and the current Class III directors are Thomas D. Anderson, Neil F. McFarlane and Alvin Shih, M.D. Each of the nominees listed below is currently a Class I director of the Company. Dr. Dixon and Ms. Favorito were recommended to serve as a director by a third-party search firm and were appointed to the Board in April 2023 and August 2021, respectively. If elected at the Annual Meeting, each of these nominees would serve until the 2028 annual meeting of our stockholders and until such director’s successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to encourage directors and nominees for director to attend the Annual Meeting. All of our directors attended the 2024 annual meeting of our stockholders.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unable to serve or for good cause will not serve as a director, shares that would have been voted for that nominee may instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee would be unable to serve.

BOARD NOMINEES FOR ELECTION AS A CLASS I DIRECTOR FOR A THREE-YEAR TERM EXPIRING AT THE 2028 ANNUAL MEETING

Wendy Dixon, Ph.D.

Wendy Dixon, Ph.D. has served as a director of our Company since April 2023. Dr. Dixon has more than 40 years of biopharmaceutical industry experience in drug development, with leadership roles in regulatory affairs and commercial capabilities.

Dr. Dixon was chief marketing officer and president of global marketing at Bristol Myers Squibb from December 2001 to May 2009. From 1996 to 2001, she served as a senior vice president of marketing at Merck. Earlier in her career, she held executive management positions at West Pharmaceuticals, Osteotech and Centocor, as well as marketing, regulatory affairs, project management and biochemist roles at SmithKline and French (now GlaxoSmithKline). Since leaving Bristol Myers Squibb, Dr. Dixon has served on the boards of directors of numerous biopharmaceutical companies, including Arvinas, Inc. from June 2020 to May 2024, Black Diamond Therapeutics, Inc. from April 2022 to April 2024, and Iovance Biotherapeutics, Inc. from June 2022 to June 2023. Previously, Dr. Dixon served on the boards of directors of Alkermes plc from January 2011 to May 2022, bluebird bio, Inc. from May 2013 to June 2021, Incyte from May 2010 to May 2022, Sesen Bio, Inc. (formerly Eleven Biotherapeutics, Inc.) from October 2014 to February 2020, and Voyager Therapeutics, Inc. from January 2017 to January 2021. She also served on the boards of Ardea Biosciences from 2011 until 2012 when Ardea was acquired by AstraZeneca plc, and Furiex Pharmaceuticals from 2010 until 2014 when Furiex was acquired by Actavis plc. Dr. Dixon holds a Ph.D. in biochemistry and an M.Sc. and B.Sc. in Natural Science from the University of Cambridge. Our Board believes that Dr. Dixon’s extensive experience in corporate management, including as a director of multiple public companies, as well as her academic and professional expertise, provides her with the qualifications and skills to serve as a director of our Company.

Tamara A. Favorito

Tamara A. Favorito has served as a director and chair of the Audit Committee of our Company since August 2021 and as our Board Chair since May 2023. Ms. Favorito has more than 30 years of life sciences industry experience, including 20 years as a chief financial officer. Her extensive experience includes leading multiple private and public financings and M&A transactions as well as leading public companies’ finance, investor relations, human resources, administration and managed care functions. She currently serves as a board member and audit committee chair of Artelo Biosciences, Inc., a publicly-traded clinical development stage company, since March 2021. Ms. Favorito served on the board of directors of Kintara Therapeutics, Inc. from 2021 until its merger with TuHURA Biosciences, Inc. in October 2024, and on the board of directors of Beacon Discovery, Inc. from 2018 until its acquisition by Eurofins Scientific in March 2021. Ms. Favorito was interim chief financial officer of Immunic, Inc., a publicly-traded clinical-stage drug development company in 2019. She served as chief financial officer of Signal Genetics, Inc. (now Viridian Therapeutics, Inc.), a publicly-traded molecular diagnostics company, from 2014 to 2017, HemaQuest Pharmaceuticals, Inc., a venture-backed clinical-stage drug development company, from 2010 to 2014, and Favrille, Inc. (now MMR Global, Inc.), a publicly-traded clinical-stage drug development company, from 2001 to 2009. Earlier in her career, she spent eight years in public accounting with Deloitte & Touche LLP and PricewaterhouseCoopers LLP. Ms. Favorito is a certified public accountant (inactive). She received an MBA, emphasis in Finance, from Georgia State University, and a

BBA, emphasis in Accounting, from Valdosta State University. Our Board believes that Ms. Favorito’s extensive experience in corporate management, finance and life science as chief financial officer of multiple public companies provides her with the qualifications and skills to serve as a director of our Company.

Mr. Mangless has provided us with notice that he intends to nominate the Mangless Nominees for election as directors at the Annual Meeting. Although the Company is required to include the Mangless for election on its WHITE proxy card under universal proxy rules, for additional information regarding the Mangless Nominees and any other related information, please refer to Mr. Mangless’ proxy statement if and when it is provided to you by Mr. Mangless. You can access Mr. Mangless’ proxy statement, and any other relevant documents, without cost on the SEC’s website. The Board DOES NOT endorse the election of the Mangless Nominees. You may receive proxy solicitation materials from Mr. Mangless, including a proxy statement and blue proxy card.

IF YOU DO RECEIVE SUCH PROXY MATERIALS FROM MR. MANGLESS, OUR BOARD STRONGLY URGES YOU TO DISCARD AND NOT TO SIGN OR RETURN MR. MANGLESS’S BLUE PROXY CARD OR TO VOTE FOR ANY OF THE MANGLESS NOMINEES.

We believe that the director nominees proposed by our Board, with their breadth of relevant and diverse experience, are the most qualified candidates up for election at the Annual Meeting. Furthermore, our Board believes that the director nominees recommended and proposed by our Board would serve the interests of all of the Company’s stockholders better than the nominees proposed by one stockholder. If you have any questions or require any assistance with voting your shares, please contact Sodali & Co, our proxy solicitor assisting us in connection with the Annual Meeting:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll-Free in North America: (800) 662-5200

Outside of North America Call Collect: (203) 658-9400

Email: ZVRA@info.sodali.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF WENDY DIXON, PH.D. AND TAMARA A. FAVORITO USING THE ENCLOSED WHITE PROXY CARD.

CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2026 ANNUAL MEETING

John B. Bode

John B. Bode has served as a director of our Company since April 2023 and as chair of the Nominating and Corporate Governance Committee since May 2023. Since February 2015, Mr. Bode has been the owner and managing director of Aerie Investments, LLC, a management consulting and investment company focused on assisting legacy media companies and digital media start-ups with business development and strategic initiatives. Mr. Bode currently serves as the chief financial officer and chief transformation officer of Postmedia Network Canada Corp., a publishing company whose shares are traded on the Toronto Stock Exchange. Since September 2022, Mr. Bode has served as the interim chief executive officer of FISION Corporation, a provider of cloud-based digital asset management, sales enablement and agile marketing technologies; and, he has served as a member of its board of directors since March 2018. Mr. Bode has served on the board of directors of SPAR Group, Inc., a leading global provider of merchandising, marketing and distribution services that is listed on the Nasdaq, since October 2023, and of The McClatchy Company, a leading privately-held publisher of newspapers, since September 2020. Mr. Bode’s past corporate experience includes many years serving as a key executive and/or financial officer for leading public companies. He was the chief financial officer of the Tribune Publishing Company from October 2013 to January 2015. He served as the chief financial officer of Source Interlink Companies, one of the largest enthusiast media companies in the United States and a leading distributor of periodicals, from January 2011 to September 2013, after serving in other accounting and finance roles with Source Interlink since 2002. He was previously employed as a certified public accountant for BDO Seidman. Mr. Bode received a BS in Accounting from Notre Dame University. Our Board believes that Mr. Bode’s experience as an executive and manager of public and private companies, as well as his experience leading commercial and marketing operations for such companies, offers the Board valuable perspective and insight and provides him with the qualifications and skills to serve as a director of our Company.

Douglas W. Calder

Douglas W. Calder has served as a director of our Company since April 2023. Since August 2016, he has served as president and a director of Vycellix, Inc. (including its subsidiaries and affiliates), a private company engineering immune-privileged, T cell and natural killer (“NK”) cell-based cancer therapeutics. Mr. Calder has also served as a member of the board of directors of Renovaro, a public biotechnology company (Nasdaq: RENB), since October 2024, of NextGenNK, Sweden’s NK cell competence center, since June 2019, and of BioFlorida, a private company supporting Florida’s life sciences industry, since September 2018. He also has been a member of the Society for Natural Immunity since July 2018. Mr. Calder has more than 30 years of life science executive experience, having served in various senior executive roles for

Florida-based biotechnology companies and research institutes, including Viragen, Accentia Biopharmaceuticals, Biovest International and the Vaccine & Gene Therapy Institute of Florida, as well as having formerly served as a registered financial portfolio manager with a focus on life science equities with the New York Stock Exchange member firms, Gruntal & Co. and Dean Witter Reynolds. Mr. Calder received a BA from Florida State University. Our Board believes that Mr. Calder’s experience in biotechnology and life science industries, including as an executive and as director, provide him with the qualifications and skills to serve as a director of our Company.

Corey Watton

Corey Watton has served as a director of our Company since April 2023. Mr. Watton has served as president and chief executive officer of Fusion Medical Staffing, LLC, a private company among the fifteen largest medical staffing companies in the US, since September 2023. Prior to his CEO role, Mr. Watton served as chief financial officer of Fusion from August 2019 until September 2023, overseeing finance, project management, operations, facilities and legal operations. From April 2009 through July 2019, he served as the chief financial officer of Home Instead Senior Health Care, a global leader in in-home health care, where he oversaw finance, subsidiary companies and the financial arm of an international subsidiary. He previously was an equity member of Lutz & Company, a regional accounting firm, from 1996 to 2009. Mr. Watton is a certified public accountant and received a BS in Finance and Accounting from University of Nebraska-Lincoln. Our Board believes that Mr. Watton’s senior leadership roles in the medical services industry combined with his expertise in accounting make him well qualified to serve as a director of our Company.

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING

Thomas D. Anderson

Thomas D. Anderson has served as a director of our Company since August 2023 and as chair of the compensation committee of the Board since February 2024. Mr. Anderson is a 35-year veteran of the biopharma industry, playing a leading role in high-growth organizations for much of his career. Mr. Anderson served as chief executive officer and director of SwanBio Therapeutics, a clinical-stage gene therapy company, from September 2019 until his semi-retirement in October 2023; subsequently, he resigned his board directorship in March 2024. Prior to that, he served as the chief commercial strategy officer of Sage Therapeutics, Inc., a biopharmaceutical company, from 2014 to 2018. From 2004 to 2014, Mr. Anderson was a senior executive with Shire Pharmaceuticals Group in a number of operational and strategic roles in both rare diseases and specialty pharmaceuticals. Earlier in his career, Mr. Anderson was with Johnson & Johnson companies, Janssen and McNeil Pharmaceutical, in a number of leadership, sales, marketing and business information roles. Mr. Anderson also served as a director of private companies, ExpressCells Inc., from 2019 to 2023, and CEO Trust, from 2018 to 2021. Mr. Anderson received his

MBA from the University of Notre Dame’s Mendoza College of Business Administration. He received his BS in civil engineering from the P.C. Rossin College of Engineering at Lehigh University. Our Board believes that Mr. Anderson’s extensive experience in the biopharma industry, including as senior executive and director of multiple biopharmaceutical companies, qualifies him to serve on the Board as a director of our Company.

Neil F. McFarlane

Neil F. McFarlane has served as our president and Chief Executive Officer, and as a director of our Company, since October 2023. Mr. McFarlane served as the chief executive officer and a member of the board of directors of Adamas Pharmaceuticals, Inc. from September 2019 until November 2021, when Adamas was acquired by Supernus Pharmaceuticals, Inc. From August 2016 to May 2019, Mr. McFarlane served as the chief operating officer of Retrophin, Inc. (now Travere Therapeutics, Inc.), a public biopharmaceutical company. From 2011 to 2016, he held positions of increasing responsibility with UCB, Inc., Genzyme Corporation (now Sanofi) and Sangstat Medical Corporation (acquired by Genzyme). Mr. McFarlane currently serves as a member of the board of directors of HCRx Holdings, a private company that invests in biopharmaceutical product royalties, and previously he served as a member of the board of directors of Collegium Pharmaceutical Inc., a public biopharmaceutical company. Mr. McFarlane proudly served as an officer and enlisted soldier in the United States Army Reserves. He received his BS and MS in Nursing from the University of Florida. Our Board believes that Mr. McFarlane’s over 20 years of global biopharmaceutical and life sciences experience provide him with the qualifications and skills to serve as a director of our Company.

Alvin Shih, M.D.

Alvin Shih, M.D. has served as a director of our Company since January 2024. Dr. Shih has broad experience in drug development, spanning multiple therapeutic areas and with a focus on rare diseases, including as the former chief operating officer and a founding member of Pfizer Inc.’s rare disease research unit. Since February 2021, he has served as president and chief executive officer of Catamaran Bio, Inc., a private biotechnology company developing off-the-shelf natural killer (NK) cell therapies to treat cancer. From July 2019 to December 2020, he served as the chief executive officer of Disarm Therapeutics, a biotechnology company that developed therapeutics for both rare and prevalent neurodegenerative diseases, which was acquired by Eli Lilly in October 2020. From November 2016 to February 2019, Dr. Shih was chief executive officer of Enzyvant Therapeutics, where he led the company’s cell/tissue-based therapy development for treating a rare immunological disease. He was also the executive vice president and head of research at Retrophin, Inc., where he worked on therapies for multiple disease indications. Dr. Shih previously worked in management consulting at McKinsey & Company and L.E.K. Consulting, LLC. Dr. Shih also serves on the board of directors of Oaktree Acquisition Corp. III Life Sciences, a blank check company focused on the healthcare sector, and the private companies, Catamaran Bio, Inc., Imbria Pharmaceuticals, Inc. and Tenza bio. Dr. Shih received his medical degree from the University of Alabama School of Medicine and completed his residency training at Massachusetts General Hospital. Dr. Shih received his MBA from the Kellogg School of Management at Northwestern University and his BA from Vanderbilt University. Our Board believes that Dr. Shih’s significant leadership experience in the biotechnology industry and his experience in rare disease qualifies him to serve as a director of our Company.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that the following seven directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Anderson, Mr. Bode, Mr. Calder, Dr. Dixon, Ms. Favorito, Dr. Shih and Mr. Watton.

In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. The Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. McFarlane, our President and Chief Executive Officer, is not an independent director by virtue of his employment with the Company.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

BOARD LEADERSHIP STRUCTURE

Based on the Company’s present circumstances, the Board believes that the Company and its stockholders are best served by having Ms. Favorito serve as its Board Chair and Mr. McFarlane serve as its President and Chief Executive Officer. Our current leadership structure permits Mr. McFarlane to focus his attention on managing our business, while Ms. Favorito manages the Board and oversees the Company’s strategy and corporate governance. We believe that this governance structure best reinforces the independence of the Board from management. In addition, we believe the Board Chair is well-positioned to act as a bridge between management and the independent directors, facilitating the regular flow of information. Among other duties, the Board Chair may represent the Board in communications with stockholders and other stakeholders and provide input on the structure and composition of the Board. Accordingly, we believe our current leadership structure is the optimal structure for us at this time.

However, our Board will continue periodically to review our leadership structure and may make such changes in the future as it deems appropriate. During its routine review of the Board’s leadership structure, the Board and the Company regularly consider the circumstances under which the roles of Board Chair and Chief Executive Officer could most effectively serve the Company’s and its stockholders’ interests if combined. The Company proactively engages with stockholders from time to time throughout the year to learn their perspectives on significant issues, and intends to continue to do so, including with respect to gathering stockholder perspectives on Board leadership structure. If, in the future, the Board Chair is a member of management or does not otherwise qualify as independent, the Board may in its discretion consider the appointment of a lead independent director. If appointed, the lead independent director’s responsibilities would include, but would not be limited to, presiding over all meetings of the Board at which the Board Chair is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Board Chair.

Based on voluntary self-identification by our directors, our Board consists of two female and six male directors. Six of our directors identify as white, one director identifies as Asian, and one director identifies as African American or Black.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. The Board and its committees re-assess the Company’s risk environment on an ongoing basis and consult with outside parties as needed from time to time in addressing both current and anticipated future risks. The Board elects to retain direct oversight responsibility for risks that are most effectively overseen by simultaneously leveraging broader areas of director expertise. Additionally, while the Board and its committees all review risks over the short-, intermediate-, and long-term, the Board more frequently elects to retain direct oversight over short-term or immediate risks. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Additionally, our Board considers cybersecurity risk as part of its risk oversight function and has delegated to the Audit Committee oversight of cybersecurity and other information technology risks. The Audit Committee oversees management’s implementation of our cybersecurity risk management program. The Audit Committee also provides oversight and assistance in connection with our legal, regulatory and ethical compliance programs as established by management and the Board. The Nominating and Corporate Governance Committee oversees all aspects of our corporate governance functions and related risks. The compensation committee of the Board (the “Compensation Committee”) assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Management’s involvement in day-to-day risk management enables the Company’s disclosure committee, which consists of members of management, to assist our Chief Executive Officer and Chief Financial Officer in the effective design, establishment, maintenance, review and evaluation of the Company’s disclosure controls and procedures. The Company’s management, led by our Chief Executive Officer and executive team, implements and supervises day-to-day risk management processes. Both the Board as a whole and the various standing committees receive periodic reports from our employees responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

The Board is also committed to prioritizing environmental, social, and governance (“ESG”) issues. Our Board works closely with our management team to promote awareness of ESG issues and to integrate ESG promotion into our long-term business strategy.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board met ten times during 2024. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served during the portion of 2024 for which he or she was a director or committee member.

In the fiscal year ending December 31, 2024, our independent directors (within the meaning of the applicable Nasdaq listing standards) met regularly in executive sessions at which only our independent directors were present.

Information Regarding Committees of the Board

The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table provides current membership for each of the Board committees and the 2024 meeting information for each of the Board committees.

Name	Audit	Compensation	Nominating and Corporate Governance

Thomas D. Anderson		X*	X

John B. Bode	X		X*

Douglas W. Calder		X

Wendy Dixon, Ph.D.	X

Tamara A. Favorito	X*

Neil F. McFarlane

Alvin Shih, M.D.		X	X

Corey Watton	X	X

Total meetings in 2024	5	4	4

*Committee Chair

BELOW IS A DESCRIPTION OF EACH COMMITTEE OF THE BOARD.

Audit Committee

The Audit Committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent registered public accounting firm. Our Audit Committee consists of four directors, John B. Bode, Wendy Dixon, Ph.D., Tamara A. Favorito and Corey Watton. Our Board has determined that each of Mr. Bode, Dr. Dixon, Ms. Favorito and Mr. Watton are independent directors under Nasdaq listing rules and under Rule 10A 3 under the Exchange Act. Ms. Favorito is the chair of the Audit Committee. Our Board has determined that each of Ms. Favorito and Mr. Bode is considered to be an “audit committee financial expert,” as defined by SEC rules and regulations, following a qualitative assessment of their level of financial expertise, knowledge and experience based on a number of factors including their previous business experience as described above, respectively, under the sections titled “Nominees for Election as a Class I Director for a Three Year Term Expiring at the 2028 Annual Meeting” and “Class II Directors Continuing in Office until the 2026 Annual Meeting.”

The principal duties and responsibilities of the Audit Committee include:

•

appointing and retaining an independent registered public accounting firm to audit our financial statements, assessing its independence from the Company, overseeing the independent registered public accounting firm’s work and determining the independent registered public accounting firm’s compensation;

•	approving in advance all audit services and non audit services to be provided to us by our independent registered public accounting firm;

•	setting hiring policies for the employees or former employees of our independent registered public accounting firm;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•

reviewing and discussing with management and our independent registered public accounting firm the results of the annual audit, the independent registered public accounting firm’s review of our quarterly financial statements, and our earnings press releases;

•	conferring with management and our independent registered public accounting firm about the scope, adequacy and effectiveness of our internal accounting control and our financial reporting;

•	reviewing and approving related-person transactions;

•

reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure adherence to applicable laws and rules, as well as to the Zevra Therapeutics, Inc. Code of Business Conduct and Ethics (the “Code of Conduct”); and

•

reviewing and discussing with management and our independent registered public accounting firm, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including relating to our accounting matters, financial reporting, legal and regulatory compliance, and information technology, including cybersecurity and data privacy, and the steps taken by management to monitor and control such exposures.

The Audit Committee met five times during the last fiscal year. Our Board has adopted a written Audit Committee charter that is available to our stockholders at http://www.zevra.com.

Report of the Audit Committee of the Board (1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024, with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our Board that the audited financial statements be included in the Company’s Annual Report on Form 10 K for the fiscal year ended December 31, 2024.

Tamara A. Favorito (Chair)

John B. Bode

Wendy Dixon, Ph.D.

Corey Watton

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is composed of four directors, Thomas D. Anderson, Douglas W. Calder, Alvin Shih, M.D. and Corey Watton. All members of our Compensation Committee are independent under the Nasdaq listing rules, including with respect to service on a compensation committee, and each is a non-employee member of our Board as defined in Rule 16b 3 under the Exchange Act. Mr. Anderson is the chair of the Compensation Committee. Our Board has determined that the composition of the Compensation Committee satisfies the applicable independence requirements under, and the functioning of our Compensation Committee complies with, the applicable requirements of the Nasdaq listing rules and SEC rules and regulations.

The principal duties and responsibilities of the Compensation Committee include:

•

reviewing our overall compensation strategy and policies, establishing and approving, or, if it deems appropriate, recommending to the full Board for determination and approval, performance goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives and setting, or recommending to the full Board for approval, the compensation of our Chief Executive Officer, including incentive based and equity based compensation, based on that evaluation;

•	setting, or recommending to the full Board for approval, the compensation of our other executive officers;

•	exercising administrative authority under our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans,

stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, or any other similar programs which may be adopted from time to time;

•	setting, or recommending to the full Board for approval, the type and amount of compensation to be paid to our directors;

•	manage the appointment, compensation and oversight of any compensation consultant retained by the Compensation Committee;

•	reviewing and discussing with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings; and

•

preparing a compensation committee report on executive compensation as may be required from time to time to be included in our annual proxy statements or annual reports on Form 10 K filed with the SEC.

The Compensation Committee met four times during 2024. Our Board has adopted a written Compensation Committee charter that is available to our stockholders at www.zevra.com.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets three times per year, but may meet with greater or lesser frequency, as deemed necessary by the Compensation Committee. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with our chief executive officer. The Compensation Committee meets regularly in executive sessions. However, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our chief executive officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the Compensation Committee’s charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the Compensation Committee’s charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence. However, there is no requirement that any adviser be independent.

In 2024, the Compensation Committee engaged Mercer (US) LLC (“Mercer”) and Alpine Rewards, LLC (“Alpine”) as compensation consultants, who provided reports and recommendations for the Compensation Committee’s consideration when making compensation decisions for our non-employee directors and executive officers in 2024. The Compensation Committee has considered the adviser independence factors required under SEC and Nasdaq rules as they relate to Mercer and Alpine and has determined that Mercer’s and Alpine’s work does not raise a conflict of interest.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. In 2015, the Compensation Committee formed a single-member non officer stock award committee, currently composed of our Chief Executive Officer, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock awards to employees who are not officers of the Company, provided that such grants are made in accordance with guidelines established by the Compensation Committee. As part of the Compensation Committee’s oversight function, the minutes of each meeting and copies of each action by unanimous written consent of the single-member committee are to be sent to the members of the Compensation Committee.

The Compensation Committee endeavors to make appropriate adjustments to annual compensation, determine bonus and equity awards and establish new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to it by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of their performance is conducted by the Compensation Committee, which determines any adjustments to their compensation as well as awards to be granted. For all executive officers, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of three directors, Thomas D. Anderson, John B. Bode and Alvin Shih, M.D. Mr. Bode is the chair of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent under the Nasdaq listing standards.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee include:

•

identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by the Board), and recommending prospective director candidates to the Board to serve as directors;

•	serving as a focal point for communication between director candidates, non-committee directors and the Company’s management;

•	reviewing and evaluating the performance of incumbent directors and the performance of the full Board and Board committees;

•	making recommendations to the Board regarding affairs relating to the directors of the Company, including regarding the membership of the committees of the Board;

•	making recommendations to the Board regarding corporate governance issues;

•	overseeing and reviewing the processes and procedures used to provide information to the Board and its committees;

•

reviewing with the Chief Executive Officer the plans for succession to the offices of Chief Executive Officer and other key executive officers and making recommendations to the Board with respect to succession planning;

•	reviewing Company policy statements to determine their adherence to our Code of Conduct and considering any request by our directors or executive officers for a waiver from the Code of Conduct; and

•

overseeing and reviewing the Company’s corporate governance functions on behalf of the Board, including reviewing and assessing the adequacy of our Amended and Restated Certificate of Incorporation, Bylaws and Board committee charters.

The Nominating and Corporate Governance Committee met four times during 2024. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to our stockholders at http://www.zevra.com.

The Nominating and Corporate Governance Committee appreciates the value of thoughtfully refreshing the Board over time, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. The Committee continuously evaluates the need for refreshing the composition of the Board in light of its view that new and varied perspectives can provide a valuable benefit.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. The Nominating and Corporate Governance Committee also intends to consider such factors as experience in corporate management, such as serving as an officer or board member of another publicly held company; possessing professional and academic experience relevant to the Company’s industry; demonstrated leadership skills; experience in financing and accounting and/or executive compensation practices; having the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and having the integrity, experience, ability to exercise sound business judgment, commitment, independence for purposes of the Nasdaq listing standards, skills, expertise appropriate for the Company. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time and within the context of the current needs of the Board and the Company with the goal to maintain a balance of knowledge, experience and capability in various areas germane to the business. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers depth and variety of experience, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage a professional search firm, if it deems appropriate. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee c/o Zevra Therapeutics, Inc., 1180 Celebration Blvd. Suite 103, Celebration, FL 34747, Attn: Corporate Secretary, at least 90 days, but not more than 120 days, prior to the anniversary date of the preceding year’s annual meeting of stockholders. Submissions must include the full name age, business address and residence address of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information for the proposed nominee, a description of the proposed nominee’s qualifications as a director, the name and address of the stockholder on whose behalf the submission is made and the number and class of the Company’s shares that are beneficially owned by such stockholder and such nominee as of the date of submission, including the date that such shares were acquired by such nominee. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747, Attn: Corporate Secretary. Each communication must set forth:

•	the name and address of the stockholder on whose behalf the communication is sent; and

•	the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.

The Corporate Secretary will review each communication. The Corporate Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Corporate Secretary will discard the communication.

All communications directed to the Audit Committee in accordance with our open-door policy for reporting complaints regarding accounting and auditing matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the chair of the Audit Committee.

CODE OF ETHICS
We have adopted the Zevra Therapeutics, Inc. Code of Business Conduct and Ethics, which applies to all officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is available on our website at
http://www.zevra.com
. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
INSIDER TRADING POLICY
Our Board has adopted the Amended and Restated Insider Trading and Window Period Policy (the “Insider Trading Policy”), which governs the purchase, sale and/or other dispositions of our securities by our directors, officers and employees, which we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations and listing standards applicable to us. Our Insider Trading Policy prohibits our directors, officers and employees from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts or other inherently speculative transactions with respect to our stock at any time. The Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed with the SEC on March 12, 2025.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and has further recommended that the Board submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of EY are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of EY as the Company’s independent registered public accounting firm. However, the audit committee is submitting the appointment of EY to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain EY. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

EY has served as the Company’s independent registered public accounting firm since June 14, 2022.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2024, and December 31, 2023, by EY, the Company’s principal accountant.

	Fiscal Year Ended (1)

	2024	2023

	(in thousands)

Audit Fees (2)	$951	$1,014

Audit-related Fees (3)	—	—

Tax Fees (4)	—	—

All Other Fees (5)	—	—

Total Fees	$951	$1,014

(1)	All fees described in this table and corresponding footnotes were pre-approved by the Audit Committee.

(2)

Audit Fees are fees for the annual audit and quarterly reviews of the Company’s financial statements, audits required by public company regulation, professional consultations with respect to accounting issues, registration statement filings and issuance of consents and similar matters.

(3)

Audit-related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” No Audit-related Fees were billed in fiscal year 2024 or 2023.

(4)	Tax Fees are fees for tax compliance, planning and preparation. No Tax Fees were billed in fiscal year 2024 or 2023.

(5)	All Other Fees are fees for products and services other than the services described above. No Other Fees were billed in fiscal year 2024 or 2023.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. That policy provides, among other things, for specified services that are generally pre-approved in the defined categories of audit services, audit-related services, tax services and other permissible non-audit services, so long as such non-audit services will not impair the independent registered public accounting firm’s independence and are consistent with applicable rules and regulations, up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit or case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but any such decision taken by a member must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by EY was compatible with maintaining the independent registered public accounting firm’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

The following table sets forth information concerning our executive officers as of the date hereof:

Name	Age	Position

Neil F. McFarlane	52	President, Chief Executive Officer and Director

R. LaDuane Clifton, MBA, CPA	52	Chief Financial Officer and Treasurer

Adrian Quartel, M.D., FFPM	58	Chief Medical Officer

Joshua Schafer, M.S., MBA	54	Chief Commercial Officer

Rahsaan W. Thompson	54	Chief Legal Officer, Secretary and Compliance Officer

Neil F. McFarlane

Biographical information regarding Mr. McFarlane is set forth under “Class III Directors Continuing in Office until the 2027 Annual Meeting.”

R. LaDuane Clifton, MBA, CPA

R. LaDuane Clifton, MBA, CPA, has served as our Chief Financial Officer since June 2015 and as our Treasurer since February 2016; he also served as our Secretary from February 2016 to June 2024. Mr. Clifton is responsible for the Company’s financial and operating activities. Previously, he served as our Vice President of Finance and Corporate Controller from April 2015 to June 2015. From August 2009 to February 2015, Mr. Clifton served in a variety of positions, including chief financial officer, secretary and treasurer, with The LGL Group, Inc., a public holding engaged in services, merchant investment and manufacturing business activities. From August 2008 to August 2009, Mr. Clifton served as the chief financial officer of a21, Inc., a public holding company with businesses in stock photography and the online retail and manufacturer of framed art, and as its corporate controller from March 2007 to August 2008. From August 2004 to March 2007, Mr. Clifton served as an auditor with KPMG. From August 1991 to August 2004, he served in a variety of finance, medical cost analysis and managed care provider contracting roles with Aetna, Inc., a publicly-held provider of healthcare benefits. Mr. Clifton is a certified public accountant in the state of Florida and received his BBA in Accounting and MBA from the University of North Florida, as well as a Graduate Certificate in Corporate Finance from Harvard University.

Adrian Quartel, M.D., FFPM

Adrian Quartel, M.D., FFPM, has served as our Chief Medical Officer since January 2024, and previously served as the chief medical officer of Acer Therapeutics from February 2022 until it was acquired by Zevra at the end of 2023. At Acer, Dr. Quartel played a key role in guiding clinical development, clinical operations, medical affairs and regulatory compliance. Prior to that, he was the chief medical officer at Adamas

Pharmaceuticals, a company focused on drug development for neurological diseases, from September 2020 until February 2022. From June 2017 until September 2020, Dr. Quartel served as the group vice president of global medical affairs at BioMarin Pharmaceuticals Inc., where he spearheaded the launch of six treatments for rare diseases or genetic disorders.

Before his tenure at BioMarin, Dr. Quartel oversaw clinical development and held senior medical leadership positions at Chiltern, a specialist contract research organization, from September 2006 to July 2007, at Astellas Pharma, Inc., a global life sciences company, from January 2004 until September 2006, and at ICON Clinical Research., a healthcare intelligence and clinical research organization, from August 2001 to January 2004. In addition, Dr. Quartel worked as a clinical research fellow at UCLA Cedar Sinai and as a resident in cardio-thoracic surgery at Erasmus University Medical Center. He holds an M.D. from Erasmus University Medical School, Rotterdam, and has a postgraduate specialization in pharmaceutical medicine from the Faculty of Pharmaceutical Medicine in London. Dr. Quartel is board certified by the General Medical Council (GMC) in pharmaceutical medicine in the United Kingdom.

Joshua Schafer, M.S., MBA

Joshua Schafer has served as our Chief Commercial Officer since January 2023. From January 2023 to March 2025, in addition to serving as our Chief Commercial Officer, he served as our Executive Vice President, Business Development. Mr. Schafer has over 25 years of pharmaceutical commercial, new product development and M&A experience. From December 2020 to November 2022, he served as senior vice president and general manager of the Autoimmune and Rare Disease business at Mallinckrodt Pharmaceuticals. Prior to that, he served as Mallinckrodt’s chief strategy and business officer from September 2019 to December 2020 and senior vice president of business development and general manager from January 2018 to September 2019. Prior to Mallinckrodt, Mr. Schafer served as vice president and oncology therapeutic area head, global marketing and strategy at Astellas Pharmaceuticals, where he was responsible for building the company’s global oncology franchise, and also held senior roles at Takeda Pharmaceuticals, Accenture (formerly Anderson Consulting), G. D. Searle & Co. (later acquired by Pfizer) and Cognia Corporation. Mr. Schafer currently serves as a member of the board of Pharnext SA and Shuttle Pharmaceuticals. He received his BA in Biology and German at the University of Notre Dame, and both an MS in Biotechnology and an MBA from Northwestern University.

Rahsaan W. Thompson

Rahsaan W. Thompson has served as our Chief Legal Officer, Secretary and Compliance Officer since June 2024. Mr. Thompson has more than 25 years of experience as a business leader and attorney in the biotech industry. He previously served as the chief legal officer at Lyell Immunopharma, a publicly-traded and clinical-stage biotech corporation. Prior to his role at Lyell, he was the executive vice president, general counsel, corporate secretary and chief compliance officer at Gritstone bio, a publicly-traded, clinical-stage biotech company. Before that, he served as general counsel at Opiant Pharmaceuticals and Actelion Pharmaceuticals US. Earlier in his career, Mr. Thompson worked in general and corporate counsel roles at Quarles & Brady, Abraxis Bioscience and McKesson Corporation, as well as being Assistant District Attorney in the Philadelphia District Attorney’s Office. Mr. Thompson currently serves on the board of trustees for the Oakland Museum of California and previously served on the board of the American Kidney Fund. He received his JD from Hofstra University School of Law and his B.Sc. from Southern Methodist University. He has bar admissions in the States of Illinois and Pennsylvania.

The following table sets forth the beneficial ownership of our common stock as of the Record Date for:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers

•	each of our directors; and

•	all of our current executive officers and directors as a group.

The percentage ownership information shown in the table is based upon [•] shares of common stock outstanding as of [●, 2025].

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include (a) shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before [●, 2025], which is 60 days after [●, 2025], and (b) restricted stock units vesting on or before that date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, FL 34747.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Principal Stockholders:

Woodline Partners LP (1)	4,048,653	[●]

BlackRock, Inc. (2)	4,080,420	[●]

Adage Capital Management, L.P. (3)	3,650,000	[●]

The Vanguard Group, Inc. (4)	2,756,061	[●]

Named Executive Officers and Directors:

Neil F. McFarlane (5)	[●]	*

Adrian Quartel, M.D., FFPM (6)	[●]	*

R. LaDuane Clifton, MBA, CPA (7)	[●]	*

Thomas D. Anderson (8)	[●]	*

John B. Bode (9)	[●]	*

Douglas W. Calder (10)	[●]	*

Wendy Dixon, Ph.D. (11)	[●]	*

Tamara A. Favorito (12)	[●]	*

Alvin Shih, M.D. (13)	[●]	*

Corey Watton (14)	[●]	*

All current directors and executive officers as a group (12 persons) (15)	[●]	[●]

*Represents beneficial ownership of less than 1%.

(1)

As reported on a Schedule 13G filed by Woodline Partners LP (“Woodline”) with the SEC on November 14, 2024. Woodline has sole voting and dispositive power over 4,048,653 shares. The principal business address of Woodline is 4 Embarcadero Center, Suite 3450, San Francisco, CA 94111.

(2)

As reported on a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on February 5, 2025. BlackRock has sole voting power over 4,027,153 shares and sole dispositive power over 4,080,420 shares. BlackRock may be deemed to be the beneficial owner of the 4,080,420 shares held by funds and separately managed accounts under its control The principal business address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(3)

As reported on a Schedule 13G filed by Adage Capital Management, L.P. (“Adage”), Robert Atchinson, and Philip Gross with the SEC on February 12, 2025. Each of the reporting persons has shared voting and dispositive power over 3,650,000 shares. Adage may be deemed to be the beneficial owner of the 3,650,000 shares held by funds and separately managed accounts under its control, and as the managing members of Adage, each of Messrs. Atchinson and Gross may be deemed to be beneficial owner of those shares. The principal business address of each of the reporting persons is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(4)

As reported on a Schedule 13G filed by The Vanguard Group, Inc. (“Vanguard”) with the SEC on November 12, 2024. Vanguard has shared voting power over 44,831 shares, sole dispositive power over 2,691,268 and shared dispositive power over 64,793 shares. Vanguard may be deemed to be the beneficial owner of the 2,756,061 shares held by funds and separately managed accounts under its control. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(5)	Consists of (a) [●] shares of common stock held directly by Mr. McFarlane and (b) [●] shares of common stock underlying options that are exercisable within 60 days of [●, 2025].

(6)	Consists of (a) [●] shares of common stock underlying options that are exercisable within 60 days of [●, 2025].

(7)	Consists of (a) [●] shares of common stock held directly by Mr. Clifton and (b) [●] shares of common stock underlying options that are exercisable within 60 days of [●, 2025].

(8)	Consists of (a) [●] shares of common stock held directly by Mr. Anderson and (b) [●] shares of common stock underlying options that are exercisable within 60 days of [●].

(9)	Consists of (a) [●] shares of common stock held directly by Mr. Bode and (b) [●] shares of common stock underlying options that are exercisable within 60 days of [●, 2025].

(10)	Consists of [●] shares of common stock underlying options that are exercisable within 60 days of the [●, 2025].

(11)	Consists of [●] shares of common stock underlying options that are exercisable within 60 days of [●, 2025].

(12)	Consists of (a) [●] shares of common stock directly held by Ms. Favorito and (b) [●] shares of common stock underlying options that are exercisable within 60 days of [●, 2025].

(13)	Consists of [●] shares of common stock underlying options that are exercisable within 60 days of [●, 2025].

(14)	Consists of (a) [●] shares of common stock directly held by Mr. Watton and (b) [●] shares of common stock underlying options that are exercisable within 60 days of [●, 2025].

(15)	Consists of (a) [●] shares of common stock and (b) [●] shares of common stock underlying options that are exercisable within 60 days of [●, 2025].

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, or collectively, the Reporting Persons, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such forms filed with the SEC and written representations of the Reporting Persons received by us, during the year ended December 31, 2024, all required Section 16 reports under the Exchange Act for our directors, officers, and beneficial owners of greater than 10% of our common stock were filed on a timely basis other than (i) those previously reported in our definitive proxy statement filed in 2024; and (ii) one late Form 3 reporting ownership of common stock and options and one late Form 4 reporting two transactions for Adrian Quartel, M.D., FFPM.

GENERAL
As a smaller reporting company, we are eligible to follow the reduced disclosure obligations regarding executive compensation that apply to smaller reporting companies. In the discussion set forth below, we provide an overview and analysis of the compensation awarded to or earned by our named executive officers (“NEOs”) identified in the 2024 Summary Compensation Table below during the fiscal year ending December 31, 2024, including the elements of our compensation program for NEOs, material compensation decisions made under that program for that fiscal year and the material factors considered in making those decisions. For the fiscal year ended December 31, 2024, our NEOs, which consisted of our principal executive officer and our two other most highly compensated executive officers for the fiscal year 2024, are listed below:

•	Neil F. McFarlane, President, Chief Executive Officer and Director;

•	Adrian Quartel, M.D., FFPM, Chief Medical Officer; and

•	R. LaDuane Clifton, MBA, CPA, Chief Financial Officer and Treasurer.
Stockholder Advisory Vote on Executive Compensation
At our 2024 Annual Meeting of Stockholders, our stockholders voted in a non-binding,
advisory vote to approve the compensation of our NEOs. The Compensation Committee and the full Board carefully evaluated the results and the feedback received, which they also discussed with the Compensation Committee’s compensation consultant. Subsequently, the Compensation Committee and the Board took steps to further strengthen alignment between Company performance and pay for our executive team, including Mr. McFarlane, our Chief Executive Officer. In particular, in February 2025, we awarded Mr. McFarlane performance-based restricted stock units that are eligible to vest based on the achievement of revenue goals (subject to Mr. McFarlane’s continued employment), which is designed to drive stockholder value and better align executive pay with performance. By introducing a performance-based equity award as an element of Mr. McFarlane’s compensation, our Board and Compensation Committee sought to ensure a stronger linkage between Company performance and pay for our Chief Executive Officer.
EXECUTIVE SUMMARY
Compensation Highlights
:
Base Salaries:
We made modest adjustments to base salaries in 2024 based on our review of our position to market against our peer group, and considering the roles and responsibilities of our NEOs. Adjustments made directly align our NEO salaries with our compensation philosophy.

Annual Bonus:
Our annual bonus program continues to align our NEOs with our overall corporate strategy. Based on the Compensation Committee’s assessment of our overall performance, our corporate objectives were achieved at 129.5% of target (See “Cash-Based Incentive Compensation” for details).
Annual Equity Awards:
In 2024, our NEOs received long-term incentive awards in the form of stock options and restricted stock units.
DETAILS OF OUR COMPENSATION PROGRAM
Compensation Philosophy
Our executive compensation program has been designed to motivate, reward, attract and retain high caliber management deemed essential to ensure our success. The program seeks to align executive compensation with our short- and long-term objectives, business strategy and financial performance.
We intend that the total compensation of our NEOs reflects a “pay for performance” compensation philosophy. As detailed in the next section, we generally target total compensation relative to the 50th percentile of our peer group, but the Compensation Committee retains discretion to adjust compensation according to individual factors or performance. Our executive compensation program consists of three primary components: base salary, annual performance-based cash incentive awards and periodic equity-based incentives, which, in 2024, consisted of grants of stock options and restricted stock units.
Compensation Setting Process
Role of the Board, Compensation Committee and Executive Officers
The Compensation Committee, with insights provided by the committee’s compensation consultant, evaluates and recommends the compensation for our President and Chief Executive Officer to the Board and makes compensation decisions regarding all of our other NEOs. Our President and Chief Executive Officer reviews the performance of our other executive officers and then makes recommendations to the Compensation Committee to assist it in determining their compensation levels. While the Compensation Committee utilizes this information and values management’s observations with regard to compensation, the ultimate decisions regarding executive compensation are made by the Compensation Committee, except that the compensation of our President and Chief Executive Officer is approved by the Board.
Role of Compensation Consultant
Our Compensation Committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making executive compensation decisions. Our Compensation Committee engages compensation consultants to assess and make recommendations with respect to the amount and types of compensation to provide our executives and directors. Mercer advised our Compensation Committee through July 2024, and Alpine has advised our Compensation Committee since July 2024. When making executive compensation decisions in 2024, our Compensation Committee considered advice and data provided primarily by Alpine. Alpine provided the Compensation Committee with 2024 peer group information and reviewed this data with the Compensation Committee when the Compensation Committee determined whether our executive compensation is competitive, commensurate with the executive officers’ responsibilities and consistent with market trends in executive compensation practices for comparable companies. Our Compensation Committee also met with Alpine to discuss compensation of our executive officers, including our President and Chief Executive Officer. Alpine reported directly to the Compensation Committee; however, our President and Chief Executive Officer consulted with Alpine with respect to his assessments of the compensation of executive officers other than himself.
Alpine provided no additional services to us other than in its role of advising our Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules and Nasdaq listing standards as they relate to Alpine and does not believe that Alpine’s work in 2024 raised a conflict of interest.
The Compensation Committee recognizes the very competitive market for executive talent in our industry and the importance of attracting and retaining strong talent as our business continues to evolve. Our positioning on compensation is intended to keep the Company competitive while strongly incentivizing performance and appropriately controlling executive compensation cost.
Elements of Our Executive Compensation Program
Historically, and for the fiscal year ending December 31, 2024, our executive compensation program consisted of the following elements, each established as part of our program in order to achieve the compensation objective specified below:

Compensation Element	Compensation Objectives to be Achieved

Base Salary	Attracts and retains talented executives, recognizes individual roles and responsibilities, and provides stable income.

Cash-Based Incentive Compensation	Promotes short-term performance objectives and rewards executives for their contributions toward achieving those objectives.

Long-Term Incentive Compensation	Aligns executives’ interests with our stockholders’ interests, emphasizes long-term financial and operational performance, and helps retain executive talent.

Severance and Other Benefits Potentially Payable upon Termination of Employment or Change in Control	Aids in attracting and retaining executive talent and helps executives to remain focused and dedicated during potential transition periods due to a Change in Control.

Retirement, Health, Welfare and Additional Benefits	Aids in attracting and retaining executive talent by supplementing competitive compensation packages.

We do not currently have, and we do not expect to have, formal policies relating to the allocation of total compensation among the various elements of our compensation program.
Base Salary
The base salaries of our NEOs are an important part of their total compensation package, intended to reflect their respective positions, duties and responsibilities. Our NEOs receive base salary to compensate them for satisfactory performance of their duties to our Company. The base salary payable to each NEO is intended to provide a visible and stable fixed component of compensation, reflecting the executive’s skill set, experience, role and responsibilities. Base salaries provide our NEOs with a reasonable degree of financial certainty and stability.
Our Compensation Committee periodically reviews NEO base salaries in consultation with management and the committee’s compensation consultant to determine whether any adjustments are necessary or appropriate. The following table shows the annual base salaries of our NEOs for 2023, 2024 and 2025. All annual base salary increases were effective March 1 of the given year.

Name	2023 Annual Base Salary ($)	2024 Annual Base Salary ($)	2025 Annual Base Salary ($)

Neil F. McFarlane	$700,000	$700,000	$735,000

Adrian Quartel, M.D., FFPM	N/A	$485,000	$500,000

R. LaDuane Clifton, MBA, CPA	$446,000	$463,800	$480,000
Cash-Based
Incentive Compensation
Our NEOs generally have the opportunity to earn annual performance bonuses based on the achievement of short-term performance goals. The NEOs’ 2024 target annual cash bonuses, expressed as a percentage of base salary, were: 60% for Mr. McFarlane and 40% for the other two NEOs.
Our Compensation Committee generally determines annual bonuses for our NEOs by multiplying (a) base salary, by (b) target cash bonus percentage, by (c) the level of achievement of corporate and/or individual performance objectives (if applicable). Up to an additional 40% of each individual’s target bonus may be earned for outperformance based on certain bonus enhancements, as described below. In addition, the Compensation Committee retains discretion to adjust annual bonuses as it determines appropriate to reflect Company performance, individual performance or other factors that the Compensation Committee believes to be appropriate. The annual performance bonuses for 2024 were weighted 100% on corporate objectives. Corporate goals were categorized into four key areas, with weighting and objectives as follows:

•	20% Financial: Balance sheet metrics, consisting of target cash balances;

•	30% Commercial: Net product revenue, market access, and conversion of U.S. Expanded Access Program participants;

•	30% Pipeline: Product approval and advancement of other clinical candidates; and

•	20% Corporate: Strategic plan, expansion of investor relations activities and talent management.
Additionally, the Company offers bonus enhancements of up to an additional 40% tied to exceeding market capitalization growth and other performance targets. For 2024, the Board determined that the corporate objectives were achieved at 129.5% of target. Specifically, the financial targets were achieved at 75% of target (weighted total of 15.0%), the commercial targets were achieved at 89% of target (weighted total of 26.6%), the pipeline targets were achieved at 100% of target (weighted total of 30.0%), the corporate targets were achieved at 125% of target (weighted total of 25.0%), and the bonus enhancement target was achieved at 32.9% of target (weighted total of 32.9%). The actual amounts paid to our NEOs under our 2024 annual cash bonus program are set forth in the 2024 Summary Compensation Table below.
Our Compensation Committee periodically reviews NEO target bonus amounts in consultation with management and the committee’s compensation consultant to determine whether any adjustments are necessary or appropriate. The NEOs’ 2025 target annual cash bonus opportunities are unchanged from 2024.
Long-Term
Incentive Compensation
Our Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”) and our 2023 Employment Inducement Award Plan (the “2023 Plan”) authorize us to make grants to eligible recipients of stock options, restricted stock units and other stock-based
awards. All of our awards granted in 2024 under these plans were in the form of stock options and restricted stock units.
We typically grant stock options at the start of employment to each executive and our other employees. Additionally, the Compensation Committee may grant additional equity in its discretion to provide additional targeted grants in appropriate circumstances, such as in connection with an employee taking on a new role at the Company. Typically, our stock options vest in equal annual installments over a period of four years, subject to continued service, and our restricted stock units vest in equal annual installments over a period of three years, subject to continued service. However, our Compensation Committee may, from time to time, construct alternate vesting schedules as it determines are appropriate to motivate particular employees. Additionally, stock options and restricted stock units granted to our employees may be subject to accelerated vesting in certain circumstances, as described below in the section titled “Employment Arrangements and Potential Payments upon Termination of Employment.”
For employees who are not officers of the Company, we generally award stock options and restricted stock units on the date the single-member non-officer
stock

award subcommittee of the Compensation Committee (the “Option Committee”) approves the grant. In 2015, the Compensation Committee formed this Option Committee, currently composed of our Chief Executive Officer, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock awards to employees who are not officers of the Company, provided that such grants are made in accordance with guidelines established by the Compensation Committee. If employees are officers of the Company, we award stock options and restricted stock units on the date the Compensation Committee approves the grant. We set the option exercise price as the last reported sale price of our common stock on the Nasdaq Stock Market on the date of grant.
We awarded stock options and restricted stock units to our NEOs during 2024 in the following amounts and with the vesting schedules indicated below. These options were granted with exercise prices equal to the fair market value of our common stock on the date of grant, as determined by our Compensation Committee.

Name	Number of Shares Subject to Options Granted (1)	Number of RSUs Granted (2)

Neil F. McFarlane	-	700,000

Adrian Quartel, M.D., FFPM	300,000	-

R. LaDuane Clifton, MBA, CPA	-	130,000

(1)
The option award vests in equal annual installments over a period of four years, subject to continued service. Additionally, the option award will vest in full and become immediately exercisable upon a change of control of the Company or if the executive is terminated without cause or resigns for good reason (each as defined in the executive’s employment agreement, discussed under the section entitled “Employment Arrangements and Potential Payments upon Termination of Employment”).

(2)
The RSUs vest in equal annual installments over a period of three years beginning on the first anniversary of the grant date, subject to continued service. The award may be subject to accelerated vesting, as described below in the section entitled “Employment Arrangements and Potential Payments upon Termination of Employment.”

Retirement, Health, Welfare and Additional Benefits
Our NEOs are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, life insurance, short-term disability and long-term disability, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We believe these benefits are necessary and appropriate to provide a competitive compensation package to our NEOs.
We also sponsor a 401(k) defined contribution plan in which our NEOs may participate, subject to limits imposed by the Code, to the same extent as all of our other full-time employees. We believe that providing a vehicle for tax-deferred
retirement savings through our 401(k) plan adds to the overall desirability of our employee compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
The amounts shown in the “All Other Compensation” column in the 2024 Summary Compensation Table include contributions to the 401(k) plan, tax gross-up
payments associated with travel reimbursements that are generally available to all employees and premiums we paid for life insurance policies.
Equity Award Timing Policies and Practices
Our general practice is to not grant equity awards in anticipation of the release of material non-public information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. Our Compensation Committee and Option Committee uses its business judgment to determine the amount of an equity award and would consider any material nonpublic information that is known to it before granting an equity award. Although we do not have a formal policy with respect to the timing of our equity award grants, our Compensation Committee and Option Committee have historically granted such awards on a predetermined annual schedule, though it has, from time to time, made grants at other times (for example, in connection with hiring and promotions). In fiscal year 2024, we did not grant stock options to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form
8-K
that discloses material nonpublic information.
2024 Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our NEOs shown below for the years ended December 31, 2024, and 2023, as applicable.

		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

Name and Principal Position	Year	($)	($)	($)(1)	($)(1)	($)(2)	($)	($)

Neil F. McFarlane President, Chief	2024	700,000	150,000 (3)	4,018,000	-	455,700	31,359 (4)	5,355,059
Executive Officer and Director	2023	157,500	200,000 (3)	735,365	2,206,096	105,535	40,735	3,445,231

Adrian Quartel, M.D., FFPM (5) Chief Medical Officer	2024	479,489	-	-	1,814,160	210,490	11,317 (6)	2,515,456
		-	-	-	-	-	-	-

R. LaDuane Clifton, MBA, CPA	2024	460,867	-	746,200	-	201,307	41,899 (7)	1,450,273
Chief Financial Officer and Treasurer	2023	446,480	-	-	1,604,822	197,132	33,235 (8)	2,281,669

(1)
The amounts reflect the full grant date fair value for awards granted during 2024 and 2023. The grant date fair value was computed in accordance with ASC Topic 718, Compensation— Stock Compensation. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based
vesting but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note M to our audited financial statements included in our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024.

(2)	The amounts reflect non-equity incentive plan awards paid in 2025 and 2024 for performance during 2024 and 2023, respectively. Please refer to “Cash Based Incentive Compensation” for further detail.

(3)
During 2024, Mr. McFarlane received the second installment of his signing bonus to assist with his move to the vicinity of the Company’s headquarters. Mr. McFarlane received the first installment of his signing bonus in 2023. Please refer to “Employment Arrangements and Potential Payments upon Termination of Employment—Neil F. McFarlane” for further details.

(4)	The amount represents 401(k) employer matching contributions ($13,800), travel reimbursements ($17,115) and gross-up tax payments ($444).

(5)	Dr. Quartel commenced employment with us on January 3, 2024.

(6)	The amount represents 401(k) employer matching contributions.

(7)
The amount represents 401(k) employer matching contributions ($13,800), premiums we paid for life insurance policies ($683), continuing education reimbursements ($14,215), travel reimbursements ($12,280) and gross-up
tax payments ($921).

(8)
The amount represents 401(k) employer matching contributions ($13,200), premiums we paid for life insurance policies ($704), continuing education reimbursements ($6,596), travel reimbursements ($11,816) and gross-up tax payments ($919).

Employment Arrangements and Potential Payments upon Termination of Employment
Neil F. McFarlane
In October 2023, we entered into an employment agreement with Mr. McFarlane under which he serves as our President and Chief Executive Officer. Pursuant to the employment agreement, Mr. McFarlane is entitled to (i) an annual base salary, (ii) an annual performance-based
target bonus of 60% of his annual base salary, (iii) reimbursement for commuting expenses (together with a tax gross-up
related thereto), and (iv) a cash bonus of up to $350,000 to assist with his move to the Company’s headquarters (the “Relocation Bonus”), payable in two installments. The first installment of the Relocation Bonus was $200,000 and was paid in 2023 shortly after the commencement of his employment. The second installment of the Relocation Bonus, which is $150,000, was payable upon his move to within fifty (50) miles of the Company’s headquarters prior to the first anniversary of the commencement of his employment and was paid in 2024. The Relocation Bonus is subject to repayment if Mr. McFarlane resigns for any reason (other than for “good reason,” as defined in Mr. McFarlane’s employment agreement) or is terminated for “cause” (as defined in Mr. McFarlane’s employment agreement), in either case, within two years after the commencement of his employment.
Upon a termination of Mr. McFarlane’s employment without cause by the Company or resignation for good reason, Mr. McFarlane is entitled to receive (a) an amount of cash equal to 1.0 times his annual base salary, (b) a pro-rated
target annual bonus for the year in which termination occurs, (c) twelve months of
Company-paid
COBRA continuation coverage, and (d) full vesting of his outstanding and unvested equity awards. However, if any such termination occurs within one month prior to or six months after a change in control, he will instead receive (a) an amount of cash equal to 1.5 times his annual base salary, (b) a target annual bonus for the year in which termination occurs, (c) eighteen months of
Company-paid
COBRA continuation coverage, and (d) full vesting of his outstanding and unvested equity awards. Upon Mr. McFarlane’s termination due to death or disability, Mr. McFarlane will receive a pro-rated
target annual bonus. Mr. McFarlane is also subject to
12-month
post-termination
non-competition
and
non-solicitation
restrictions.
Adrian Quartel, M.D., PPFM
In January 2024, we entered into an employment agreement with Dr. Quartel under which he serves as our Chief Medical Officer (the “Quartel Agreement”). Pursuant to the Quartel Agreement, Dr. Quartel is entitled to (i) an initial annual base salary of $485,000, (ii) an annual performance-based
target bonus of 40% of his annual base salary and (iii) an initial award of an option to purchase 300,000 shares of the Company’s common stock, which was granted to him in January 2024.
Upon a termination of Dr. Quartel’s employment without cause by the Company or resignation for good reason, Dr. Quartel is entitled to receive (a) an amount equal to 12 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule, (b) a pro-rated
target annual bonus for the year in which termination occurs, (c) 12 months of
Company-paid
COBRA continuation coverage, and (d) full vesting of his outstanding and unvested equity awards, except that if such termination occurs within one year following a sale that constitutes a “change in control event” as defined in Section 409A of the Code, then in lieu of the payment described in clause (a), Dr. Quartel will be entitled to a lump sum payment equal to 1.0 times his annual base salary. Upon Dr. Quartel’s termination due to death or disability, Dr. Quartel will receive a pro-rated
target annual bonus. Dr. Quartel is also subject to
12-month
post-termination
non-competition
and

non-solicitation
restrictions. Under the terms of the Quartel Agreement, if we undergo a change of control, all then unvested and outstanding equity awards will become fully vested and immediately exercisable immediately prior to such change in control.
R. LaDuane Clifton, MBA, CPA
In 2015, we entered into an amended and restated employment agreement with Mr. Clifton under which he serves as our Chief Financial Officer (as amended, the “Clifton Agreement”). Pursuant to the Clifton Agreement, Mr. Clifton is entitled to (i) an annual base salary and (ii) an annual performance-based
bonus opportunity. Mr. Clifton is also subject to
12-month
post-termination
non-competition
and
non-solicitation
restrictions.
In the event that we terminate Mr. Clifton without “cause” or he resigns for “good reason” (in each case, as defined in the Clifton Agreement), Mr. Clifton will be entitled to receive (a) an amount equal to 12 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule, (b) a pro-rated
target annual bonus for the year in which termination occurs, (c) 12 months of
Company-paid
COBRA continuation coverage and (d) full vesting of his outstanding equity awards, except that if such termination occurs upon or within one year following a sale that constitutes a “change in control event” as defined in Section 409A of the Code then in lieu of the payment described in clause (a) Mr. Clifton will be entitled to a lump sum payment equal to his annual base salary on the first regularly scheduled pay day immediately following the effective date of his termination. In the event that we terminate Mr. Clifton with cause, Mr. Clifton resigns without good reason, or his employment is terminated due to mutual agreement, death or disability, then Mr. Clifton will not be entitled to receive severance benefits. Under the terms of the Clifton Agreement, if we undergo a change of control, all then unvested and outstanding equity awards will become fully vested and immediately exercisable immediately prior to such change in control.

Outstanding Equity Awards at End of 2024
The following table provides information about outstanding stock options and stock awards held by each of our named executive officers at December 31, 2024. All of these equity awards were granted under our 2014 Plan, or our 2023 Plan.

		Option Award (1)				Stock Award

		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested

Name	Grant Date	Exercisable	Unexercisable	($)	Date	(#)	($)(2)

Neil F. McFarlane	10/10/2023	150,000	450,000 (3)	4.75	10/09/2033
	10/10/2023					150,000 (4)	1,251,000

	01/31/2024					700,000 (5)	5,838,000

Adrian Quartel, M.D., PPFM	01/03/2024	0	300,000(3)	6.42	01/02/2034

R. LaDuane Clifton, MBA, CPA	04/15/2015	1,333		176.00	04/01/2025
	06/25/2015	2,812		292.64	06/25/2025
	09/04/2015	937		327.20	09/03/2025
	02/11/2016	3,125		201.92	02/10/2026
	01/27/2017	4,687		56.80	01/26/2027
	01/25/2018	4,687		88.00	01/24/2028
	02/06/2019	10,000		42.56	02/05/2029
	11/25/2019	2,250		8.26	11/24/2029
	02/05/2020	10,000		5.98	02/04/2030
	08/20/2021	61,817	20,606 (3)	9.06	08/19/2031
	02/01/2022	41,743	41,743 (3)	7.17	01/31/2032
	01/09/2023	114,931	344,795 (3)	4.54	01/08/2033
	01/31/2024					130,000 (5)	1,084,200

(1)
The option awards will vest in full and become immediately exercisable (i) in the event that the option holder is terminated by us without cause or resigns for good reason or (ii) immediately prior to any change in control of Zevra.

(2)	Market value calculated using the closing price per share of our common stock on December 31, 2024 (the last trading day of 2024) of $8.34.

(3)	The shares underlying the options vest in equal annual installments over a period of four years beginning on the first anniversary of the grant date, subject to continued service.

(4)
The RSUs vest in equal annual installments over a period of four years beginning on the first anniversary of the grant date, subject to continued service. The award may be subject to accelerated vesting, as described above in the section entitled “Employment Arrangements and Potential Payments upon Termination of Employment.”

(5)
The RSUs vest in equal annual installments over a period of three years beginning on the first anniversary of the grant date, subject to continued service. The award may be subject to accelerated vesting, as described above in the section entitled “Employment Arrangements and Potential Payments upon Termination of Employment.”

Limitations on Liability and Indemnification Matters
Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to the corporation or its stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which the director derived an improper personal benefit.
This limitation on liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
Our Bylaws provide that we will indemnify our directors to the fullest extent permitted by Delaware law, subject to certain conditions. Our Bylaws also provide that, upon satisfaction of certain conditions, we are required to advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us, upon approval of the Board, to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her pursuant to our Bylaws. Our Bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board. Our Board has the power to delegate the determination of whether indemnification will be given to any such officers or other persons in the Board’s discretion. We have entered into and expect to continue to enter into agreements to indemnify our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors. We also maintain customary directors’ and officers’ liability insurance.

The limitation on liability and indemnification provisions in our amended and restated certificate of incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and, other than the securities litigation matter we previously disclosed under Part I, Item 3—Legal Proceedings in our Annual Report on Form
10-K,
we are not aware of any threatened litigation that may result in claims for indemnification.
Rule
10b5-1
Sales Plans
Our directors and executive officers may from time to time adopt “Rule
10b5-1
trading arrangements” or
“non-Rule
10b5-1
trading arrangements,” as each term is defined in Item 408(a) of Regulation
S-K.
Pursuant to such arrangements, they may contract with a broker to buy, sell, or otherwise trade in our securities, including shares our common stock, on a periodic basis. Our directors and executive officers also may buy, sell, or otherwise trade in our securities outside of a “Rule
10b5-1
trading arrangement” or a
“non-Rule
10b5-1
trading arrangement,” when they are not in possession of material nonpublic information, subject to compliance with the terms of our Insider Trading Policy.
Clawback Policy
In 2023, we adopted a compensation recovery, or “clawback,” policy (the “Clawback Policy”) in accordance with the Nasdaq listing standards and Exchange Act Rule
10D-1.
Under the Clawback Policy, which applies to the Company’s current and former executive officers (as defined under Exchange Act Rule
10D-1),
the Company is required to recoup the amount of any erroneously awarded compensation (as defined in the Clawback Policy) on a pre-tax
basis within a specified lookback period in the event of any accounting Restatement (as defined in the Clawback Policy), subject to limited impracticability exceptions. The Clawback Policy is overseen and administered by the Compensation Committee. The full text of the Clawback Policy was included as Exhibit 97 to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024.

Pay Versus Performance
In accordance with the SEC’s disclosure requirements regarding pay versus performance, or PVP, this section presents the
SEC-defined
“Compensation Actually Paid,” or CAP. Also required by the SEC, this section compares CAP to various measures used to gauge our performance. CAP is a supplemental measure to be viewed alongside performance measures as an addition to the philosophy and strategy of compensation-setting
discussed elsewhere in the overview of the executive compensation program, not in replacement.
Pay Versus Performance Table
The following table sets forth information concerning the compensation of our current principal executive officer (“PEO”) and remaining named executive officers, as well as compensation of our former PEOs, for each of the fiscal years ended December 31, 2024, 2023 and 2022, and our financial performance for each such fiscal year:

											Value of Initial Fixed $100 Based on:
	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Summary Compensation Table Total for Travis Mickle, Ph.D.	Compensation Actually Paid to Travis Mickle, Ph.D.	Summary Compensation Table Total for Richard W. Pascoe	Compensation Actually Paid to Richard W. Pascoe	Summary Compensation Table Total for Christal M.M. Mickle	Compensation Actually Paid to Christal M.M. Mickle	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Total Shareholder Return	Net Income

Year	($)(1)	($)(1)	($)(2)	($)(2)	($)(3)	($)(3)	($)(4)	($)(4)	($)(5)	($)(5)	($)	($)

2024	5,355,059	7,323,149	—	—	—	—	—	—	1,982,865	1,837,951	95.75	(105,511,000)

2023	3,445,231	4,975,770	3,593,438	4,385,998	4,122,558	3,308,589	1,669,956	2,211,127	2,039,861	2,724,999	75.20	(46,049,000)

2022	—	—	2,400,356	1,349,703	—	—	—	—	1,199,492	1,106,040	52.70	(26,772,000)

(1)	Mr. McFarlane became our Chief Executive Officer on October 10, 2023.

(2)	Dr. Travis Mickle served as the Company’s Chief Executive Officer in 2022 and from January 1, 2023 until January 6, 2023.

(3)
Mr. Pascoe served as the Company’s Chief Executive Officer from January 6, 2023 until June 1, 2023. As noted below, Mr. Pascoe also served as a non-PEO
NEO in 2022, and his compensation for that year is reflected in the columns entitled “Average Summary Compensation Table Total for
Non-PEO
NEOs” and “Average Compensation Actually Paid to
Non-PEO
NEOs.”

(4)	Ms. Christal Mickle served as the Company’s Interim Chief Executive Officer from June 1, 2023 until October 10, 2023.

(5)
Amounts represent the average compensation actually paid to our remaining named executive officers for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated below for each fiscal year.

Non-PEO
NEOs

•	2024: Adrian Quartel, M.D., PPFM, and R. LaDuane Clifton, MBA, CPA

•	2023: R. LaDuane Clifton, MBA, CPA, and Joshua Schafer, M.S., MBA

•	2022: Richard W. Pascoe, and R. LaDuane Clifton, MBA, CPA

	2024

Adjustments	Current PEO	Average Non-PEO

Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	($4,018,000)	($1,280,180)

Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$5,838,000	$1,308,135

Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	-	-

Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$156,585	($101,918)

Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	($8,495)	($70,951)

Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	-	-

Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	-	-

Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	-	-

Total Adjustments	$1,968,090	($144,914)

Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining named executive officers, with (i) our cumulative TSR, and (ii) our net income, in each case, for the fiscal years ended December 31, 2024, 2023 and 2022. TSR amounts reported in the graph assume an initial fixed investment of $100.

Our Compensation Committee has adopted a non-employee director compensation policy (the Ninth Amended and Restated Non-Employee Director Compensation Policy), which provides for cash stipends to be paid to each of our non-employee directors for service on the Board and for service on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. These stipends are payable in four equal quarterly installments on the last day of each quarter. The cash stipends payable under this policy were as follows for 2024:

	Member Annual Service Stipend	Chairman Annual Service Stipend

Board of Directors	$40,000	$115,000

Audit Committee	$9,000	$22,500

Compensation Committee	$7,000	$15,000

Nominating and Corporate Governance Committee	$5,000	$12,500

Lead independent director (if one is appointed)	$15,000	-

Additionally, under this policy, each non-employee director who continues to serve as a non-employee member of our Board, following the annual meeting of our stockholders is eligible to receive an option to purchase 39,200 shares (or, for the Chairman of the Board, 49,200 shares) of our common stock at an exercise price equal to the last reported sale price of our common stock on The Nasdaq Stock Market on the date of grant. These stock options will vest and become exercisable in full on the earliest of (i) the first anniversary of the grant date, (ii) the day before the first annual stockholders meeting occurring after the grant date or (iii) immediately prior to a change in control of the Company, subject in each case to the director’s continued service on such vesting date.

In addition to the amounts above, upon the commencement of a non-employee director’s initial term of service to the Board, such individual will automatically be granted a stock option covering 1.5 times the number of shares covering the annual grants to non-employee directors. The initial grants will vest and become exercisable in three equal installments on the date that is one day prior to the date of the first three annual meeting of stockholders following the date of grant, subject to accelerated vesting upon a change in control of the Company (and, in each case, subject to continued service on the Board).

Following the annual non-employee director compensation policy reviews undertaken by the Board, and based upon the recommendation of the Compensation Committee after consultation with Alpine, the Board elected to revise the policy, effective February 15, 2025 (the Tenth Amended and Restated Non-Employee Director Compensation Policy). The table below summarizes cash compensation to be paid under the policy as amended.

	Member Annual Service Stipend	Chairman Annual Service Stipend

Board of Directors	$45,000	$95,000

Audit Committee	$10,000	$22,500

Compensation Committee	$7,500	$15,000

Nominating and Corporate Governance Committee	$5,000	$12,500

Lead independent director (if one is appointed)	$15,000	-

Additionally, the Board revised the policy so that options will be granted equally to all Board members (including the Chair) and reduced the number of shares subject to annual option grants under the policy to 30,000 for all Board members (including the Chair).

2024 DIRECTOR COMPENSATION TABLE

The following table sets forth information regarding compensation earned for service on our Board during 2024 by our non-employee directors. Mr. McFarlane, our President and Chief Executive Officer, was also a director during 2024 but did not receive any additional compensation for his service as a director. Mr. McFarlane’s compensation as an executive officer is set forth above under “Executive Compensation—2024 Summary Compensation Table.”

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total

Thomas D. Anderson	$57,143	$180,442	$237,585

John B. Bode	$61,500	$180,442	$241,942

Douglas W. Calder	$47,714	$180,442	$228,156

Wendy Dixon, Ph.D.	$50,571	$180,442	$231,013

Tamara A. Favorito	$138,500	$226,473	$364,973

Alvin Shih, M.D.	$48,198	$510,962	$559,160

Corey Watton	$56,000	$180,442	$236,442

(1)

This column reflects the full grant date fair value for options granted during the year as measured pursuant to ASC Topic 718 as stock-based compensation in our financial statements. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the director will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note M to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The table below shows the aggregate number of option awards outstanding for each of our non-employee directors as of December 31, 2024:

Name	Aggregate Option Awards Outstanding (#)

Thomas D. Anderson	98,000 (1)

John B. Bode	98,000 (2)

Douglas W. Calder	98,000 (2)

Wendy Dixon, Ph.D.	98,000 (3)

Tamara A. Favorito	135,900 (4)

Alvin Shih, M.D.	98,000 (5)

Corey Watton	98,000 (2)

(1)

As of December 31, 2024, 19,600 shares underlying these options were vested. Of the remaining shares underlying these options, (a) 39,200 will vest in two equal annual installments beginning on August 7, 2025, and (b) 39,200 shares underlying these options will vest on the earlier of (i) May 13, 2025, or (ii) one day prior to the Annual Meeting, subject to continued service.

(2)

As of December 31, 2024, 19,600 shares underlying these options were vested. Of the remaining shares underlying these options, (a) 39,200 will vest in two equal annual installments beginning on May 3, 2025, and (b) 39,200 shares underlying these options will vest on the earlier of (i) May 13, 2025, or (ii) one day prior to the Annual Meeting, subject to continued service.

(3)

As of December 31, 2024, 19,600 shares underlying these options were vested. Of the remaining shares underlying these options, (a) 15,000 will vest in two equal annual installments beginning on April 25, 2025, (b) 24,200 will vest in two equal annual installments beginning on May 3, 2025, and (c) 39,200 shares underlying these options will vest on the earlier of (i) May 13, 2025, or (ii) one day prior to the Annual Meeting, subject to continued service.

(4)

As of December 31, 2024, 86,700 shares underlying these options were vested. Of the remaining shares underlying these options 49,200 shares underlying these options will vest on the earlier of (i) May 13, 2025, or (ii) one day prior to the Annual Meeting, subject to continued service.

(5)

As of December 31, 2024, no shares underlying these options were vested. Of the remaining shares underlying these options, (a) 58,800 will vest in three equal annual installments beginning on January 20, 2025, and (b) 39,200 shares underlying these options will vest on the earlier of (i) May 13, 2025, or (ii) one day prior to the Annual Meeting, subject to continued service.

The following table provides information with respect to all of our equity compensation plans in effect as of December 31, 2024. Information is included for the 2007 stock incentive plan (the “2007 Plan”), the 2014 Plan, the 2023 Plan and the 2021 Employee Stock Purchase Plan (the “2021 ESPP”).

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a) (#) (c)

Equity compensation plans approved by security holders	5,960,658 (1)	7.86	3,910,177 (2)

Equity compensation plans not approved by security holders(3)	1,829,000 (4)	5.26	2,621,000

Total	7,789,658		6,531,177

(1)

Includes (i) options to purchase a total of 100 shares of our common stock under the 2007 Plan, (ii) options to purchase a total of 4,651,300 shares of common stock under the 2014 Plan and (iii) 1,309,258 restricted stock units under our 2014 Plan. Restricted stock units do not have an exercise price and were not included in calculating weighted average exercise prices.

(2)

Consists of 2,762,165 shares of common stock reserved for issuance under the 2014 Plan and 1,148,012 shares of common stock reserved for issuance under the 2021 ESPP. The number of shares of our common stock reserved for issuance under the 2014 Plan will automatically increase each year on January 1 from January 1, 2016, continuing through January 1, 2031, by (i) 4.0% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or (ii) a lesser number of shares determined by our Board. Pursuant to the terms of the 2014 Plan, an additional 2,146,828 shares of common stock were added to the number of shares reserved for issuance under the 2014 Plan, effective January 1, 2025.

(3)

Consists of the 2023 Plan. For a summary of the 2023 Plan, see Note M to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(4)

Includes (i) options to purchase a total of 1,300,000 shares of our common stock under the 2023 Plan, and (ii) 529,000 restricted stock units under our 2023 Plan. Restricted stock units do not have an exercise price and were not included in calculating weighted average exercise prices.

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

We have a related-person transaction policy in writing that sets forth our procedures for the identification, review, consideration and approval or ratification of related-person transactions. For purposes of our policy only, a related-person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related-person transaction, including any transaction that was not a related-person transaction when originally consummated or any transaction that was not initially identified as a related-person transaction prior to consummation, our management must present information regarding the related-person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related-person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;

•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Certain Transactions

The following are certain transactions, arrangements and relationships with persons who are, or were during the period beginning January 1, 2023, our directors, executive officers or stockholders owning 5% or more of our outstanding common shares.

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and Bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board.

In addition, we have entered into indemnification agreements with our directors and executive officers. For more information regarding these agreements, see “Executive Compensation— Limitations on Liability and Indemnification Matters.”

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, we and a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits (or along with copies of the exhibits for a reasonable fee to any stockholder of record as of the Record Date, upon written request to our Secretary) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. A WHITE proxy card or WHITE voting instruction form will be delivered for each of the stockholders sharing an address. Once you have received notice from us or your broker that we or they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of our proxy materials, or if you currently receive multiple copies of the proxy materials and would like to request “householding”, please notify your broker or Zevra. Direct your written request to Zevra Therapeutics, Inc., 1180 Celebration Blvd. Suite 103, Celebration, FL 34747, Attn: Corporate Secretary or contact Timothy Sangiovanni, Senior Vice President, Corporate Controller, at (321) 939-3416.

Other than as disclosed elsewhere in this proxy statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

RAHSAAN W. THOMPSON

Chief Legal Officer, Secretary and

Compliance Officer

[●], 2025

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is available without charge upon written request to Zevra Therapeutics, Inc., 1180 Celebration Blvd., Suite 103, Celebration, FL 34747 Attn: Corporate Secretary.

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS IN THE COMPANY’S SOLICITATION OF PROXIES

The Company, its directors (including our director nominees), as well as other persons who solicit proxies on its behalf, are considered to be “participants” in the Board’s solicitation of proxies from its stockholders in connection with the Annual Meeting under applicable regulations of the SEC. The following tables set forth the name, business address, present principal occupation and address of any corporation in which such employment is carried on of such “participants” in the Board’s solicitation of proxies.

Directors and Nominees

The present principal occupations or employment, and principal business of any corporation in which such occupation or employment is carried on, of the Company’s directors (including our director nominees) who are considered “participants” in the Board’s solicitation are set forth under the section above titled “Proposal 1— Election of Directors” of this proxy statement. The business address of each of the Company’s directors (including our director nominees) is c/o Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, Florida 34747. The name, principal occupation and address of the organization of employment, of each of the Company’s directors (including our director nominees) are as follows:

Name	Principal Occupation or Employment	Business Address/Address of Organization of Principal Occupation of Employment

Neil McFarlane	President and Chief Executive Officer of Zevra Therapeutics, Inc.	Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, Florida 34747

Wendy Dixon, Ph.D.	Retired	N/A

Tamara A. Favorito	Retired	N/A

John B. Bode	Executive Vice President, Chief Financial Officer and Chief Transformation Officer, Post Media Network Canada Corp.	365 Bloor Street East Toronto, Ontario Canada M4W 3L4

Douglas W. Calder	President of Vycellix, Inc.	3000 North Military Trail, Suite 103, Boca Raton, Florida 33431

Corey Watton	President and Chief Executive Officer of Fusion Medical Staffing, LLC	18881 W Dodge Rd, Suite 300W, Elkhorn, Nebraska 68022

Thomas D. Anderson	Retired	N/A

Alvin Shih, M.D.	Chief Executive Officer of Catamaran Bio, Inc.	Catamaran Bio, 451 D St, 5th Floor Boston, MA 02210

Executive Officers and Employees

The principal occupations of the Company’s executive officers and employees who are considered “participants” in the Board’s solicitation of proxies (other than our President and Chief Executive Officer, who also serves as a director of the Company) are set forth below. The principal occupation refers to such person’s position with the Company and the business address for each person below is c/o Zevra Therapeutics, Inc., 1180 Celebration Boulevard, Suite 103, Celebration, Florida 34747.

Name	Principal Occupation

R. LaDuane Clifton, MBA, CPA	Chief Financial Officer and Treasurer

Adrian Quartel, M.D., FFPM	Chief Medical Officer

Joshua Schafer, M.S., MBA	Chief Commercial Officer

Rahsaan W. Thompson	Chief Legal Officer, Secretary and Compliance Officer

Information Regarding Ownership of Zevra Securities by Participants

The number of shares of the Company’s common stock beneficially owned by its directors (including our director nominees) and executive officers that are considered to be participants as of the Record Date is set forth under the “Security Ownership of Certain Beneficial Owners and Management” table and notes thereto elsewhere in this proxy statement. The number of shares held directly by the executive officers and employees and those considered to be associates of participants that are not individually named in the “Security Ownership of Certain Beneficial Owners and Management” table and notes thereto in this proxy statement are shown below:

Name	Shares Beneficially Owned	Shares Owned of Record But Not Beneficially

Joshua Schafer, M.S., MBA	179,486	N/A

Information Regarding Transactions in Zevra Securities by Participants

The following table sets forth information regarding all securities of the Company purchased or sold by each of the participants listed above under “Directors and Nominees” and “Executive Officers and Employees” during the past two years, except for unvested performance-based awards that are not reportable under Section 16 of the Exchange Act. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans, and none of the purchase price or market value of those securities are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Refer to “Key to Transaction Descriptions” below the table for an explanation of transaction descriptions.

Name	Transaction Date	# of Shares	Transaction Description

Wendy Dixon, Ph.D.	04/25/2023	22,500	SOG

Tamara A. Favorito	04/25/2023	39,200	SOG

John B. Bode	05/03/2023	58,800	SOG

Wendy Dixon, Ph.D.	05/03/2023	36,300	SOG

Corey M. Watton	05/03/2023	58,800	SOG

Douglas W. Calder	05/03/2023	58,800	SOG

R. LaDuane Clifton	05/18/2023	2,740	OMP

John B. Bode	05/18/2023	10,000	OMP

Joshua Schafer	05/19/2023	1,000	OMP

Corey M. Watton	05/30/2023	400	OMP

R. LaDuane Clifton	05/31/2023	567	ESPP

Tamara A. Favorito	05/31/2023	10,000	SOG

Corey M. Watton	06/09/2023	325	OMP

Corey M. Watton	06/23/2023	275	OMP

Thomas D. Anderson	08/07/2023	58,800	SOG

Joshua Schafer	09/05/2023	500	OMP

John B. Bode	09/05/2023	10,000	OMP

Thomas Anderson	09/06/2023	10,000	OMP

R. LaDuane Clifton	09/06/2023	1,000	OMP

Neil F. McFarlane	10/10/2023	600,000	SOG

Neil F. McFarlane	10/10/2023	200,000	RSUG

R. LaDuane Clifton	11/30/2023	574	ESPP

Adrian Quartel	01/03/2024	300,000	SOG

Alvin Shih, M.D.	01/20/2024	58,800	SOG

Neil F. McFarlane	01/31/2024	700,000	RSUG

R. LaDuane Clifton	01/31/2024	130,000	RSUG

Joshua Schafer	01/31/2024	106,000	RSUG

Thomas D. Anderson	05/13/2024	39,200	SOG

Alvin Shih, M.D.	05/13/2024	39,200	SOG

Corey M. Watton	05/13/2024	39,200	SOG

Douglas W. Calder	05/13/2024	39,200	SOG

Name	Transaction Date	# of Shares	Transaction Description

Tamara A. Favorito	05/13/2024	49,200	SOG

Wendy Dixon, Ph.D.	05/13/2024	39,200	SOG

John B. Bode	05/13/2024	39,200	SOG

R. LaDuane Clifton	05/31/2024	586	ESPP

Rahsaan W. Thompson	06/21/2024	200,000	RSUG

John B. Bode	07/12/2024	10,000	OMP

Thomas Anderson	07/16/2024	10,000	OMP

R. LaDuane Clifton	07/17/2024	2,000	OMP

Corey M. Watton	10/11/2024	500	OMP

R. LaDuane Clifton	11/29/2024	559	ESPP

Adrian Quartel	11/29/2024	2,923	ESPP

Joshua Schafer	11/29/2024	1,153	ESPP

R. LaDuane Clifton	01/30/2025	68,000	SOG

R. LaDuane Clifton	01/30/2025	34,000	RSUG

Joshua Schafer	01/30/2025	68,000	SOG

Joshua Schafer	01/30/2025	34,000	RSUG

Rahsaan W. Thompson	01/30/2025	68,000	SOG

Rahsaan W. Thompson	01/30/2025	34,000	RSUG

Adrian Quartel	01/30/2025	68,000	SOG

Adrian Quartel	01/30/2025	34,000	RSUG

Neil F. McFarlane	01/31/2025	233,333	RSUV

R. LaDuane Clifton	01/31/2025	43,333	RSUV

Joshua Schafer	01/31/2025	35,333	RSUV

Neil F. McFarlane	02/07/2025	225,000	SOG

Neil F. McFarlane	02/07/2025	112,500	RSUG

Neil F. McFarlane	02/13/2025	(61,273)	OMS

R. LaDuane Clifton	02/13/2025	(11,000)	OMS

Joshua Schafer	02/13/2025	(10,500)	OMS

Neil F. McFarlane	02/14/2025	(30,544)	OMS

John B. Bode	03/19/2025	10,000	OMP

Key to Transaction Descriptions

•	ESPP – Purchase pursuant to Employee Stock Purchase Plan

•	OMP – Open Market Purchase

•	OMS – Open Market Sale

•	SOG – Grant of Stock Options (Right to Buy)

•	RSUG – Grant of Restricted Stock Units

•	RSUV – Vesting of previously granted RSUs

Miscellaneous Information Concerning Participants

Except as described in this Annex A or otherwise disclosed in the proxy statement, to the Company’s knowledge:

•	No participant owns any securities of the Company of record that such participant does not own beneficially.

•

No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

•	No associate of any participant owns beneficially, directly or indirectly, any securities of the Company.

•	No participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company.

•

No participant nor any associate of a participant is a party to any transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which (a) the Company was or is to be a participant, (b) the amount involved exceeds $120,000 and (c) any participant or any related person thereof had or will have a direct or indirect material interest.

•

No participant, nor any associate of a participant, has any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates or (b) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

•	No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting.

•	None of the participants or their associates has during the past ten (10) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

c/o Corporate Election Services P. O. Box 1150 Pittsburgh, PA 15230

V OT E B Y T E L E P H O N E
Please have your WHITE proxy card available when you call the toll-free number 1-888-693-8683 using a touch-tone telephone and follow the simple directions that will be presented to you.

V OT E B Y I N T E R N E T
Please have your WHITE proxy card available when you access the website www.cesvote.com and follow the simple directions that will be presented to you.

V OT E B Y M A I L
Please mark, sign and date your WHITE proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS WHITE PROXY CARD TODAY!
Control Number è

If submitting your WHITE proxy by mail, please sign and date
ê	the card below and fold and detach card at perforation before mailing.	ê

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ZEVRA THERAPEUTICS, INC.	WHITE PROXY

Notice of 2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting – [     ], 2025

Neil F. McFarlane and Rahsaan Thompson, or either of them, each with the power of substitution, are hereby appointed as Proxies and authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2025 Annual Meeting of Stockholders of Zevra Therapeutics, Inc. to be held on [     ], 2025 or at any continuation, adjournment or postponement thereof.

Such Proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or adjournment, continuation or postponement thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote in accordance with the Board of Directors’ recommendations. Proxies cannot be voted “FOR” more than two nominees.

Signature

Date

Title or Authority

Signature if Held Jointly

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

(Continued and to be marked on the other side)

The 2025 Annual Meeting of Stockholders of Zevra Therapeutics, Inc. will be held on

[    ], 2025 at 9:00 a.m. Eastern Time, virtually by going to www.cesonlineservices.com/zvra25_vm.

You may register to attend the virtual meeting by visiting www.cesonlineservices.com/zvra25_vm.

To register for the virtual meeting, you must have your control number that is printed on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The material is available at: www.viewourmaterial.com/ZVRA

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of the Company’s proxy materials, please contact our proxy solicitor:

Sodali & Co

509 Madison Avenue, 12th Floor

New York, NY 10022

Call toll-free (800) 662-5200

or (203) 658-9400

Email: ZVRA@info.sodali.com

TO SUBMIT YOUR WHITE PROXY BY MAIL, DETACH ALONG THE PERFORATION,
ê	MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.	ê

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ZEVRA THERAPEUTICS, INC.	WHITE PROXY CARD

The Board of Directors of the Company recommends a vote “FOR” only the two Company nominees 1A and 1B listed in Proposal 1 and “FOR” Proposal 2. If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted “FOR” both of the Company recommended nominees 1A and 1B and “FOR” Proposal 2.

1.	Election of Directors:

Election of two directors to hold office until the 2028 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified. While you may mark instructions with respect to any or all of the nominees, you should mark a vote “FOR” only two nominees in total. If you vote “FOR” more than two nominees, all of your votes on Proposal 1 will be invalid and will not be counted.

You are permitted to vote for fewer than two nominees. If you vote “FOR” fewer than two nominees, your shares will only be voted “FOR” the nominee you mark.

Company Nominees:			Mangless Nominees OPPOSED by the Company:

The Board of Directors of the Company recommends you vote “FOR” only the following two Company nominees 1A and 1B:			The Board of Directors of the Company recommends you vote “WITHHOLD” for the following two Mangless nominees 1C and 1D:
	FOR	WITHHOLD		FOR	WITHHOLD
(1A) Wendy Dixon, Ph.D.	❑	❑	(1C) Travis C. Mickle	❑	❑
(1B) Tamara A. Favorito	❑	❑	(1D) Arthur C. Regan	❑	❑

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.

❑ FOR	❑ AGAINST	❑ ABSTAIN

Continued and to be signed on the reverse side